Exhibit 10.13

[Form Adopted on December 17, 2015 for Directors]

NON-QUALIFIED STOCK OPTION AWARD AGREEMENT

PURSUANT TO THE

J.A. COSMETICS HOLDINGS, INC. 2014 EQUITY INCENTIVE PLAN

*  *  *  *  *

Participant: [                    ]

Grant Date: [            ], 20[    ]

Per Share Exercise Price: $[        ]

Number of Option Shares: [                ]

*  *  *  *  *

THIS NON-QUALIFIED STOCK OPTION AWARD AGREEMENT (this “Agreement”), dated as of the Grant Date specified above, is entered into by and between J.A. Cosmetics Holdings, Inc., a Delaware corporation (the “Company”), and the Participant specified above, pursuant to the J.A. Cosmetics Holdings, Inc. 2014 Equity Incentive Plan, as in effect and as amended from time to time (the “Plan”), which is administered by the Committee; and

WHEREAS, it has been determined under the Plan that it would be in the best interests of the Company to grant the Stock Option provided for herein to the Participant.

NOW, THEREFORE, in consideration of the mutual covenants and promises hereinafter set forth and for other good and valuable consideration, the parties hereto hereby mutually covenant and agree as follows:

1. Incorporation By Reference; Plan Document Receipt. This Agreement is subject in all respects to the terms and provisions of the Plan (including, without limitation, any amendments thereto adopted at any time and from time to time), all of which terms and provisions are made a part of and incorporated in this Agreement as if they were each expressly set forth herein. Any capitalized term not defined in this Agreement shall have the same meaning as is ascribed thereto in the Plan. The Participant hereby acknowledges receipt of a true copy of the Plan and that the Participant has read the Plan carefully and fully understands its content. In the event of any conflict between the terms of this Agreement and the terms of the Plan, the terms of the Plan shall control. No part of the Stock Option granted hereby is intended to qualify as an “incentive stock option” under Section 422 of the Code.

2. Grant of Option. The Company hereby grants to the Participant, as of the Grant Date specified above, a Stock Option (the “Option”) to acquire from the Company at the Per Share Exercise Price specified above, the aggregate number of shares of Common Stock specified above (the “Option Shares”). Except as otherwise provided by the Plan, the Participant agrees and understands that nothing contained in this Agreement provides, or is intended to provide, the Participant with any protection against potential future dilution of the Participant’s interest in the Company for any reason. The Participant shall have no rights as a stockholder with respect to any shares of Common Stock covered by the Option unless and until the Participant has become the holder of record of such shares, and no adjustments shall be made for dividends in cash or other property, distributions or other rights in respect of any such shares, except as otherwise specifically provided for in the Plan or this Agreement.

3. Vesting and Exercise; Option Term.

(a) Vesting and Exercise. The Option shall become vested and exercisable in accordance with the provisions of Exhibit A hereto.

(b) Expiration. Unless earlier terminated in accordance with the terms and provisions of the Plan and/or this Agreement, all portions of the Option (whether vested or not vested) shall expire and shall no longer be exercisable after the expiration of ten (10) years from the Grant Date.

(c) Early Exercise. Notwithstanding any other provision herein to the contrary, Participant may elect at any time before Participant’s Termination to exercise the Option as to any part or all of the Common Stock subject to the Option prior to the full vesting and exercisability of the Option (an “Early Exercise”). In the event of such an exercise, the Option Shares shall remain subject to the otherwise applicable vesting conditions under the Option. Any Option Shares so purchased may be made subject to a repurchase option in favor of the Company or to any other restriction that the Board or the Committee determines to be appropriate. Participant shall be entitled to exercise Participant’s Options in accordance with this Section 3(c) only if, within thirty (30) days following such exercise, Participant makes an election under Section 83(b) of the Code in accordance with the requirements thereunder with respect to any Option Shares acquired in connection with the early exercise of the Option pursuant to this Section 3(c). In the event that Participant does not timely make such election, Participant’s Option Shares shall be immediately forfeited.

(d) Repurchase Upon Termination. In the event of Participant’s Termination (for any reason) prior to full vesting, any unvested Option Shares held by Participant pursuant to Section 3(c) shall be forfeited, and the Company shall, subject to the Restrictions, purchase the unvested Option Shares of Participant at a price equal to the lesser of the purchase price paid for such Option Shares and the Fair Market Value of such Option Shares on the date of forfeiture.

(e) Closing. If the payment by the Company for unvested Option shares following a Participant’s Termination is not permitted by virtue of (i) any restrictions on repurchase of the Company’s common stock or payments by the Company under applicable law or contained in any loan agreements, indentures, promissory notes, leases, guaranties, certificate of designations, certificate of incorporation or other financing agreements to which the Company or its Subsidiaries is a party, and (ii) following a Public Offering, any restrictions on the purchase or sale of the Company’s securities contained in any securities trading policy of the Company (clauses (i) and (ii), collectively, the “Restrictions”), such rights and obligations shall be tolled without interest until such time as performance by the Company would be permitted under the Restrictions. Subject to the preceding sentence, the closing of any such repurchase shall occur within 30 days following a Participant’s exercise or Termination, as the case may be. The Company may condition payment of any such amounts upon receipt from the Participant of a release agreement acceptable to the Company.

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4. Termination. Subject to the terms of this Agreement, which shall supersede any provisions of the Plan to the contrary, the Option, to the extent vested at the time of the Participant’s Termination, shall remain exercisable as follows:

(a) General. Except as otherwise provided in Sections 4(b) and 4(c) hereof, in the event of the Participant’s Termination for any reason, the vested portion of the Option shall remain exercisable until the earlier of (i) ninety (90) days from the date of such Termination, and (ii) the expiration of the stated term of the Option pursuant to Section 3(b) hereof.

(b) Termination due to Death or Disability. In the event of the Participant’s Termination by reason of death or Disability, the vested portion of the Option shall remain exercisable until the earlier of (i) one (1) year from the date of such Termination, and (ii) the expiration of the stated term of the Option pursuant to Section 3(b) hereof.

(c) Termination for Cause. In the event of the Participant’s Termination for Cause or in the event of the Participant’s voluntary Termination after the occurrence of an event that would be grounds for a Termination for Cause, the Participant’s entire Option (whether or not vested) shall terminate and expire upon such Termination.

(d) Treatment of Unvested Options upon Termination. Any portion of the Option that is not vested as of the date of the Participant’s Termination for any reason shall terminate and expire as of the date of such Termination.

5. Method of Exercise and Payment. Subject to Section 11 hereof, to the extent that the Option has become vested and exercisable with respect to a number of shares of Common Stock as provided herein, the Option may thereafter be exercised by the Participant, in whole or in part, at any time or from time to time prior to the expiration of the Option as provided herein and in accordance with Sections 6.4(c) and 6.4(d) of the Plan, including, without limitation, by the filing of any written form of exercise notice as may be required by the Committee and payment in full of the Per Share Exercise Price specified above multiplied by the number of shares of Common Stock underlying the portion of the Option exercised. If the shares underlying the portion of the Option exercised are not freely tradable by the Participant on a public securities exchange at the time of exercise, the Participant shall be entitled at his election to require the Company to withhold a number of Option Shares (determined based on the Fair Market Value of the Option Shares on the payment date as determined by the Committee) that would otherwise be issued upon exercise to satisfy the aggregate Per Share Exercise Price and applicable withholding taxes in respect of such exercise (based on minimum applicable statutory withholding rates, as determined on the date that the amount of tax to be withheld is determined).

6. Non-Transferability. The Option, and any rights and interests with respect thereto, including this Agreement, issued under this Agreement and the Plan shall not be sold, exchanged, transferred, assigned or otherwise disposed of in any way by the Participant (or any beneficiary of the Participant), other than by testamentary disposition by the Participant or the laws of descent and distribution. Notwithstanding the foregoing, the Committee may, in its sole

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discretion, permit the Option to be Transferred to a Family Member for no value, provided that such Transfer shall only be valid upon execution of a written instrument in form and substance acceptable to the Committee in its sole discretion evidencing such Transfer and the transferee’s acceptance thereof signed by the Participant and the transferee, and provided, further, that the Option may not be subsequently Transferred other than by will or by the laws of descent and distribution or to another Family Member (as permitted by the Committee in its sole discretion) in accordance with the terms of the Plan and this Agreement, and shall remain subject to the terms of the Plan and this Agreement. Any attempt to sell, exchange, transfer, assign, pledge, encumber or otherwise dispose of or hypothecate in any way the Option, or the levy of any execution, attachment or similar legal process upon the Option, contrary to the terms and provisions of this Agreement and/or the Plan shall be null and void and without legal force or effect.

7. Stockholders Agreement and Other Requirements. As a condition to the issuance of shares of Common Stock upon exercise of the Option, to the extent required by the Committee, the Participant shall execute and deliver a joinder to the Stockholders Agreement (the “Stockholders Agreement”) and the Registration Rights Agreement (the “Registration Rights Agreement”), each entered into among the Company and its stockholders as of January 31, 2014 (in each case with such amendments or modifications approved in accordance with the terms of such agreement), and, to the extent required by the Board or Committee in their sole discretion, any transfer restriction policy applicable to employees of the Company that is adopted in the context of insider trading or similar laws. Such Stockholders Agreement, Registration Rights Agreement and other documentation shall apply to the shares of Common Stock acquired under the Plan and covered by such Stockholders Agreement, Registration Rights Agreement and other documentation. The Company may require, as a condition of exercise, the Participant to become a party to any other existing agreement related to the issuance or holding of shares of Common Stock; provided, however, that unless otherwise required by applicable law, no such agreement shall impair the rights of the Participant without the consent of the Participant.

8. Company Call Rights. Subject to the provisions of any document to which the Participant is required to become a party pursuant to Section 7 hereof, the Option shall be subject to the Company call rights set forth in Article XI of the Plan. To ensure that the Common Stock issuable upon exercise of the Option is not Transferred in contravention of the terms of the Plan and this Agreement, and to ensure compliance with other provisions of the Plan and this Agreement, the Company may deposit the certificates (if any) evidencing the Common Stock to be issued upon the exercise of the Option with an escrow agent designated by the Company.

9. Securities Representations. Upon the exercise of the Option prior to the registration of the Common Stock to be issued hereunder pursuant to the Securities Act or other applicable securities laws, the Participant shall be deemed to acknowledge and make the following representations and warranties and as otherwise may be requested by the Company for compliance with applicable laws, and any issuances of Common Stock by the Company hereunder shall be made in reliance upon the express representations and warranties of the Participant:

(a) The Participant is acquiring and will hold the Common Stock to be issued hereunder for investment for the Participant’s account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act or other applicable securities laws.

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(b) The Participant has been advised that the shares of Common Stock to be issued hereunder have not been registered under the Securities Act or other applicable securities laws, on the ground that no distribution or public offering of such Common Stock is to be effected (it being understood, however, that such Common Stock is being issued and sold in reliance on an exemption from registration under the Securities Act), and that such Common Stock must be held indefinitely, unless it is subsequently registered under the applicable securities laws or the Participant obtains an opinion of counsel (in the form and substance satisfactory to the Company and its counsel) that registration is not required. In connection with the foregoing, the Company is relying in part on the Participant’s representations set forth in this Section 9. The Participant further acknowledges and understands that the Company is under no obligation hereunder to register the Common Stock to be issued hereunder.

(c) The Participant is aware of the adoption of Rule 144 by the United States Securities and Exchange Commission under the Securities Act, which permits limited public resales of securities acquired in a non-public offering, subject to the satisfaction of certain conditions. The Participant acknowledges that the Participant is familiar with the conditions for resale set forth in Rule 144, and acknowledges and understands that the conditions for resale set forth in Rule 144 may not have been satisfied and that the Company has no plans to satisfy these conditions in the foreseeable future.

(d) The Participant will not Transfer the Common Stock deliverable upon exercise of the Option in violation of the Plan, this Agreement, the Securities Act (or the rules and regulations promulgated thereunder) or under any other applicable securities laws. The Participant agrees that the Participant will not dispose of the Common Stock to be issued hereunder unless and until the Participant has complied with all requirements of the Plan and this Agreement applicable to the disposition of such Common Stock.

(e) The Participant has been furnished with, and has had access to, such information as the Participant considers necessary or appropriate for deciding whether to invest in the Common Stock to be issued hereunder, and the Participant has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the issuance of such Common Stock.

(f) The Participant is aware that an investment in the Company is a speculative investment that has limited liquidity and is subject to the risk of complete loss. The Participant is able, without impairing the Participant’s financial condition, to hold the Common Stock to be issued hereunder for an indefinite period and to suffer a complete loss of the Participant’s investment in such Common Stock.

10. Governing Law. All questions concerning the construction, validity and interpretation of this Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to the choice of law principles thereof.

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11. Withholding of Tax. The Company shall have the power and the right to deduct or withhold, or require the Participant to remit to the Company, an amount sufficient to satisfy any federal, state, local and foreign taxes of any kind (including, but not limited to, the Participant’s FICA and SDI obligations) which the Company, in its sole discretion, deems necessary to be withheld or remitted to comply with the Code and/or any other applicable law, rule or regulation with respect to the Option and, if the Participant fails to do so, the Company may otherwise refuse to issue or transfer any Common Stock otherwise required to be issued pursuant to this Agreement. Any statutorily required minimum withholding obligation with regard to the Participant may be satisfied by reducing the amount of cash or Common Stock otherwise deliverable upon exercise of the Option.

12. Entire Agreement; Amendment. This Agreement, together with the Plan, the Stockholders Agreement and the Registration Rights Agreement, contain the entire agreement between the parties hereto with respect to the subject matter contained herein, and supersedes all prior agreements or prior understandings, whether written or oral, between the parties relating to such subject matter. The Committee shall have the right, in its sole discretion, to modify or amend this Agreement from time to time in accordance with and as provided in the Plan; provided, however, that, unless otherwise required by law, no amendment or modification shall impair the rights of the Participant without the consent of the Participant. This Agreement may also be modified or amended by a writing signed by both the Company and the Participant. The Company shall give written notice to the Participant of any such modification or amendment of this Agreement as soon as practicable after the adoption thereof.

13. Notices. Any notice provided for in this Agreement shall be in writing and shall be either personally delivered, or received by certified mail, return receipt requested, or sent by reputable overnight courier service (charges prepaid) to the Company at the address set forth below to the Participant at such address as indicated by the Company’s records or at such address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party. Notices will be deemed to have been given hereunder (i) when delivered personally to the recipient, (ii) one (1) business day after being sent to the recipient by reputable overnight courier service (charges prepaid), (iii) upon machine-generated acknowledgment of receipt after transmittal by facsimile if so acknowledged to have been received before 5:00 p.m. on a business day at the location of receipt and otherwise on the next following business day, provided that such notice, demand or other communication is also deposited within 24 hours thereafter with a reputable overnight courier service (charges prepaid) for delivery to the same Person, (iv) upon transmittal by e-mail if transmitted before 5:00 p.m. (on a business day) in the time zone of the address (which address is determined in the preceding sentence) of the recipient and otherwise on the next following business day, or (iv) five (5) days after being mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. The Company’s address is:

J.A. Cosmetics Holdings, Inc.

570 10th Street, 3rd Floor

Oakland, California 94607

Attention: General Counsel

Fax: ###

Email: ###

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with copies (which shall not constitute notice) to:

Kirkland & Ellis LLP

333 South Hope Street, 29th Floor

Los Angeles, California 90071

Attention:	###
Facsimile:	###
Email:	###

14. No Right to Employment or Service. Any questions as to whether and when there has been Termination shall be determined in the sole discretion of the Committee. Nothing in this Agreement shall interfere with or limit in any way the right of the Company, its Subsidiaries or its Affiliates to terminate the Participant’s employment or service at any time, for any reason and with or without Cause.

15. Transfer of Personal Data. The Participant authorizes, agrees and unambiguously consents to the transmission by the Company (or any Subsidiary) of any personal data information related to the Option awarded under this Agreement solely for legitimate business purposes (including, without limitation, the administration of the Plan). This authorization and consent is freely given by the Participant. The Company shall take all reasonable steps necessary or appropriate to protect the confidentiality of such personal data information and comply with all laws applicable thereto.

16. Compliance with Laws. The issuance of the Option (and the Option Shares upon exercise of the Option) pursuant to this Agreement shall be subject to, and shall comply with, any applicable requirements of any foreign and U.S. federal and state securities laws, rules and regulations and any other law or regulation applicable thereto. The Company shall not be obligated to issue the Option or any of the Option Shares pursuant to this Agreement if any such issuance would violate any such requirements. As a condition to the issuance of the Option Shares upon exercise of the Option, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate to evidence compliance with any applicable law or regulation.

17. Section 409A. Notwithstanding anything herein or in the Plan to the contrary, the Option is intended to be exempt from the applicable requirements of Section 409A of the Code and shall be limited, construed and interpreted in accordance with such intent.

18. Binding Agreement; Assignment. This Agreement, including as provided in Section 6 hereof, shall inure to the benefit of, be binding upon, and be enforceable by the Company and its successors and assigns. The Participant shall not assign (except as otherwise expressly provided herein) any part of this Agreement without the prior express written consent of the Company.

19. Headings. The titles and headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.

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20. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument.

21. Further Assurances. Each party hereto shall do and perform (or shall cause to be done and performed) all such further acts and shall execute and deliver all such other agreements, certificates, instruments and documents as either party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this Agreement and the Plan and the consummation of the transactions contemplated thereunder.

22. Severability. The invalidity or unenforceability of any provisions of this Agreement in any jurisdiction shall not affect the validity, legality or enforceability of the remainder of this Agreement in such jurisdiction or the validity, legality or enforceability of any provision of this Agreement in any other jurisdiction, it being intended that all rights and obligations of the parties hereunder shall be enforceable to the fullest extent permitted by law. Upon such determination that any provision hereunder, or the application of any such provision, is invalid, illegal, void or unenforceable, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties hereto as closely as possible to the fullest extent permitted by applicable law in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the greatest extent possible. To the extent that the parties hereto cannot agree on a modification to this Agreement pursuant to the preceding sentence, it is the intention of the parties that the invalid, illegal, void or unenforceable provision of this Agreement may be modified or amended by the court to render it enforceable to the maximum extent permitted under applicable law.

23. Acquired Rights. The Participant acknowledges and agrees that: (a) the Company may terminate or amend the Plan at any time, subject to the provisions of the Plan; (b) the award of the Option made under this Agreement is completely independent of any other award or grant and is made at the sole discretion of the Company; (c) no past grants or awards (including, without limitation, the Option awarded hereunder) give the Participant any right to any grants or awards in the future whatsoever; and (d) any benefits granted under this Agreement are not part of the Participant’s ordinary salary, and shall not be considered as part of such salary in the event of severance, redundancy or resignation.

*        *        *         *        *        *

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

J.A. COSMETICS HOLDINGS, INC.

By:

Name:

Title:

PARTICIPANT

[ ]

Signature Page to Non-Qualified Stock Option Award Agreement

EXHIBIT A

VESTING AND EXERCISE

1. General.

(a) All of the Option Shares subject to the Option shall vest and become exercisable as follows, provided that the Participant has not incurred a Termination prior to the applicable “Vesting Date” as defined below:

Vesting Date	Vested Percentage of Option Shares
[ ], 2016	20%
[ ], 2017	40%
[ ], 2018	60%
[ ], 2019	80%
[ ], 2020	100%

There shall be no proportionate or partial vesting in the periods prior to each vesting date set forth above (each, a “Vesting Date”) and all vesting shall occur only on the appropriate Vesting Date, subject to the Participant’s continued service with the Company or any of its Subsidiaries on each applicable Vesting Date, subject to Section 1(b) of this Exhibit A. Upon expiration of the Option, the Option shall be cancelled and no longer exercisable.

(b) Accelerated Vesting. The unvested portion of the Option shall become fully and immediately vested and exercisable upon a Sale of the Company (as such term is defined in the Stockholders Agreement), so long as the Participant has not incurred a Termination prior thereto. If Participant’s directorship is terminated due to Participant’s death or Disability, then the portion of the Option which would have vested within twelve (12) months following the Termination date but for such Termination shall become fully and immediately vested and exercisable.

2. Miscellaneous Provisions Applicable to Vesting.

(a) Escrow Holdbacks following a Sale of the Company. In connection with a Sale of the Company, if any portion of the transaction consideration to be received by equityholders of the Company is subject to any transaction escrow arrangement or indemnity holdback, a pro rata portion of the proceeds to be received by the Participant in respect of the Option or the shares of Common Stock to be issued upon exercise of the Option may be made subject to such transaction escrow arrangement or indemnity holdback on the same basis as the transaction consideration to be received by such equityholders is made subject to such transaction escrow arrangement or indemnity holdback (taking into account any applicable requirements under Section 409A of the Code).

(b) Termination of Unvested Option. Any portion of the Option that does not become vested and exercisable in accordance with the provisions of this Exhibit A shall be automatically forfeited and cancelled for no value without any consideration being paid therefor and otherwise without any further action of the Company whatsoever.

(c) Committee Discretion to Accelerate Vesting. Notwithstanding the foregoing, the Committee may, in its sole discretion, provide for accelerated vesting of any portion of the Option at any time and for any reason.

A-1

[Form Adopted on December 17, 2015 for Senior Executives]

NON-QUALIFIED STOCK OPTION AWARD AGREEMENT

PURSUANT TO THE

J.A. COSMETICS HOLDINGS, INC. 2014 EQUITY INCENTIVE PLAN

*  *  *  *  *

Participant: [                    ]

Grant Date: [            ], 20[    ]

Per Share Exercise Price: $[        ]

Number of Option Shares: [                ]

*  *  *  *  *

THIS NON-QUALIFIED STOCK OPTION AWARD AGREEMENT (this “Agreement”), dated as of the Grant Date specified above, is entered into by and between J.A. Cosmetics Holdings, Inc., a Delaware corporation (the “Company”), and the Participant specified above, pursuant to the J.A. Cosmetics Holdings, Inc. 2014 Equity Incentive Plan, as in effect and as amended from time to time (the “Plan”), which is administered by the Committee; and

WHEREAS, it has been determined under the Plan that it would be in the best interests of the Company to grant the Stock Option provided for herein to the Participant.

NOW, THEREFORE, in consideration of the mutual covenants and promises hereinafter set forth and for other good and valuable consideration, the parties hereto hereby mutually covenant and agree as follows:

1. Incorporation By Reference; Plan Document Receipt. This Agreement is subject in all respects to the terms and provisions of the Plan (including, without limitation, any amendments thereto adopted at any time and from time to time), all of which terms and provisions are made a part of and incorporated in this Agreement as if they were each expressly set forth herein. Any capitalized term not defined in this Agreement shall have the same meaning as is ascribed thereto in the Plan. The Participant hereby acknowledges receipt of a true copy of the Plan and that the Participant has read the Plan carefully and fully understands its content. In the event of any conflict between the terms of this Agreement and the terms of the Plan, the terms of the Plan shall control. No part of the Stock Option granted hereby is intended to qualify as an “incentive stock option” under Section 422 of the Code.

2. Grant of Option. The Company hereby grants to the Participant, as of the Grant Date specified above, a Stock Option (the “Option”) to acquire from the Company at the Per Share Exercise Price specified above, the aggregate number of shares of Common Stock specified above (the “Option Shares”). Except as otherwise provided by the Plan, the Participant agrees and understands that nothing contained in this Agreement provides, or is intended to provide, the Participant with any protection against potential future dilution of the Participant’s interest in the Company for any reason. The Participant shall have no rights as a stockholder with respect to any shares of Common Stock covered by the Option unless and until the Participant has become the holder of record of such shares, and no adjustments shall be made for dividends in cash or other property, distributions or other rights in respect of any such shares, except as otherwise specifically provided for in the Plan or this Agreement.

3. Vesting and Exercise; Option Term.

(a) Vesting and Exercise. The Option shall become vested and exercisable in accordance with the provisions of Exhibit A hereto.

(b) Expiration. Unless earlier terminated in accordance with the terms and provisions of the Plan and/or this Agreement, all portions of the Option (whether vested or not vested) shall expire and shall no longer be exercisable after the expiration of ten (10) years from the Grant Date.

(c) Early Exercise. Notwithstanding any other provision herein to the contrary, Participant may elect at any time before Participant’s Termination to exercise the Option as to any part or all of the Common Stock subject to the Option prior to the full vesting and exercisability of the Option (an “Early Exercise”). In the event of such an exercise, the Option Shares shall remain subject to the otherwise applicable vesting conditions under the Option. Any Option Shares so purchased may be made subject to a repurchase option in favor of the Company or to any other restriction that the Board or the Committee determines to be appropriate. Participant shall be entitled to exercise Participant’s Options in accordance with this Section 3(c) only if, within thirty (30) days following such exercise, Participant makes an election under Section 83(b) of the Code in accordance with the requirements thereunder with respect to any Option Shares acquired in connection with the early exercise of the Option pursuant to this Section 3(c). In the event that Participant does not timely make such election, Participant’s Option Shares shall be immediately forfeited.

(d) Repurchase Right. With respect to any unvested Option Shares purchased as an Early Exercise from the exercise of the Performance Vesting Tranche of the Option (“Performance Vesting Option Shares”), Participant shall be entitled to a right to require the Company to repurchase the Performance Vesting Option Shares from Participant at a price equal to the lesser of the purchase price paid for the Performance Vesting Option Shares and the Fair Market Value of such Performance Vesting Option Shares on such date of repurchase; provided that the exercise of such repurchase right shall be conditioned upon (i) any restrictions on repurchase of the Company’s common stock or payments by the Company under applicable law or contained in any loan agreements, indentures, promissory notes, leases, guaranties, certificate of designations, certificate of incorporation or other financing agreements to which the Company or its Subsidiaries is a party, and (ii) following a Public Offering, any restrictions on the purchase or sale of the Company’s securities contained in any securities trading policy of the Company (clauses (i) and (ii), collectively, the “Restrictions”).

(e) Repurchase Upon Termination. In the event of Participant’s Termination (for any reason) prior to full vesting, any unvested Option Shares held by Participant pursuant to Section 3(c) shall be forfeited, and the Company shall, subject to the Restrictions, purchase the unvested Option Shares of Participant at a price equal to the lesser of the purchase price paid for such Option Shares and the Fair Market Value of such Option Shares on the date of forfeiture.

(f) Closing. If the exercise of Participant’s repurchase right or payment by the Company for unvested Option shares following a Participant’s Termination is not permitted by virtue of the Restrictions, such rights and obligations shall be tolled without interest until such time as performance by the Company would be permitted under the Restrictions. Subject to the preceding sentence, the closing of any such repurchase shall occur within 30 days following a Participant’s exercise or Termination, as the case may be. The Company may condition payment of any such amounts upon receipt from the Participant of a release agreement acceptable to the Company.

4. Termination. Subject to the terms of this Agreement, which shall supersede any provisions of the Plan to the contrary, the Option, to the extent vested at the time of the Participant’s Termination, shall remain exercisable as follows:

(a) General. Except as otherwise provided in Sections 4(b) and 4(c) hereof, in the event of the Participant’s Termination for any reason, the vested portion of the Option shall remain exercisable until the earlier of (i) ninety (90) days from the date of such Termination, and (ii) the expiration of the stated term of the Option pursuant to Section 3(b) hereof.

(b) Termination due to Death or Disability or by the Company without Cause or by the Participant with Good Reason. In the event of the Participant’s Termination by reason of death or Disability, by the Company without Cause or by the Participant with Good Reason (as such terms are defined in the Employment Agreement among the Participant, the Company and J.A. Cosmetics US, Inc., (the “Employment Agreement”)), the vested portion of the Option shall remain exercisable until the earlier of (i) one (1) year from the date of such Termination, and (ii) the expiration of the stated term of the Option pursuant to Section 3(b) hereof.

(c) Termination for Cause. In the event of the Participant’s Termination for Cause or in the event of the Participant’s voluntary Termination after the occurrence of an event that would be grounds for a Termination for Cause, the Participant’s entire Option (whether or not vested) shall terminate and expire upon such Termination.

(d) Treatment of Unvested Options upon Termination. Subject to Section 2(c) of Exhibit A, any portion of the Option that is not vested as of the date of the Participant’s Termination for any reason shall terminate and expire as of the date of such Termination.

5. Method of Exercise and Payment. Subject to Section 12 hereof, to the extent that the Option has become vested and exercisable with respect to a number of shares of Common Stock as provided herein, the Option may thereafter be exercised by the Participant, in whole or in part, at any time or from time to time prior to the expiration of the Option as provided herein and in accordance with Sections 6.4(c) and 6.4(d) of the Plan, including, without limitation, by the filing of any written form of exercise notice as may be required by the

Committee and payment in full of the Per Share Exercise Price specified above multiplied by the number of shares of Common Stock underlying the portion of the Option exercised. If the shares underlying the portion of the Option exercised are not freely tradable by the Participant on a public securities exchange at the time of exercise, the Participant shall be entitled at his election to require the Company to withhold a number of Option Shares (determined based on the Fair Market Value of the Option Shares on the payment date as determined by the Committee) that would otherwise be issued upon exercise to satisfy the aggregate Per Share Exercise Price and applicable withholding taxes in respect of such exercise (based on minimum applicable statutory withholding rates, as determined on the date that the amount of tax to be withheld is determined).

6. Non-Transferability. The Option, and any rights and interests with respect thereto, including this Agreement, issued under this Agreement and the Plan shall not be sold, exchanged, transferred, assigned or otherwise disposed of in any way by the Participant (or any beneficiary of the Participant), other than by testamentary disposition by the Participant or the laws of descent and distribution. Notwithstanding the foregoing, the Committee may, in its sole discretion, permit the Option to be Transferred to a Family Member for no value, provided that such Transfer shall only be valid upon execution of a written instrument in form and substance acceptable to the Committee in its sole discretion evidencing such Transfer and the transferee’s acceptance thereof signed by the Participant and the transferee, and provided, further, that the Option may not be subsequently Transferred other than by will or by the laws of descent and distribution or to another Family Member (as permitted by the Committee in its sole discretion) in accordance with the terms of the Plan and this Agreement, and shall remain subject to the terms of the Plan and this Agreement. Any attempt to sell, exchange, transfer, assign, pledge, encumber or otherwise dispose of or hypothecate in any way the Option, or the levy of any execution, attachment or similar legal process upon the Option, contrary to the terms and provisions of this Agreement and/or the Plan shall be null and void and without legal force or effect.

7. Stockholders Agreement and Other Requirements. As a condition to the issuance of shares of Common Stock upon exercise of the Option, to the extent required by the Committee, the Participant shall execute and deliver a joinder to the Stockholders Agreement (the “Stockholders Agreement”) and the Registration Rights Agreement (the “Registration Rights Agreement”), each entered into among the Company and its stockholders as of January 31, 2014 (in each case with such amendments or modifications approved in accordance with the terms of such agreement), and, to the extent required by the Board or Committee in their sole discretion, any transfer restriction policy applicable to employees of the Company that is adopted in the context of insider trading or similar laws. Such Stockholders Agreement, Registration Rights Agreement and other documentation shall apply to the shares of Common Stock acquired under the Plan and covered by such Stockholders Agreement, Registration Rights Agreement and other documentation. The Company may require, as a condition of exercise, the Participant to become a party to any other existing agreement related to the issuance or holding of shares of Common Stock; provided, however, that unless otherwise required by applicable law, no such agreement shall impair the rights of the Participant without the consent of the Participant.

8. Company Call Rights. Subject to the provisions of any document to which the Participant is required to become a party pursuant to Section 7 hereof, the Option shall be subject to the Company call rights set forth in Article XI of the Plan. To ensure that the Common Stock issuable upon exercise of the Option is not Transferred in contravention of the terms of the Plan and this Agreement, and to ensure compliance with other provisions of the Plan and this Agreement, the Company may deposit the certificates (if any) evidencing the Common Stock to be issued upon the exercise of the Option with an escrow agent designated by the Company.

9. Restrictive Covenants.

(a) Non-Compete. The Participant agrees that during the Participant’s employment with the Company and its Subsidiaries and for one (1) year following the Termination thereof (the “Restricted Period”), the Participant shall not, anywhere in the areas where the Company or any of its Subsidiaries conducts business during such employment (the “Restricted Territory”), directly or indirectly, own, manage, operate, join, control or participate in the ownership, management, operation or control of, or be an officer or an employee of any business or organization that, directly or indirectly, develops, processes, packages, markets, promotes or sells color cosmetics or related services in the Restricted Territories (each, a “Restricted Business”). The foregoing shall not restrict the Participant from (a) owning up to 5% of any class of securities of any person engaged in a Restricted Business if such securities are listed on any national or regional securities exchange or have been registered under Section 12(g) of the Exchange Act, as long as such securities are held solely as a passive investment and not with a view to influencing, controlling or directing the affairs of such person), or (b) following the Participant’s termination of employment, being an officer, director, employee, shareholder, consultant, contractor, partner, joint venturer, agent, equity owner or acting in another capacity of or for (i) a business that principally sells retail goods (such as Wal Mart) for which sales of products manufactured by a Restricted Business generate less than 10 percent of its revenue or (ii) a business entity that has multiple lines of business, some of which are not a Restricted Business, so long as the Participant’s services for such entity are restricted so that he will provide no services or other assistance in support of, and will not otherwise be involved with, any Restricted Business conducted by such entity (except that the Participant shall be permitted to serve in a management capacity with responsibility for multiple product lines so long as such responsibility does not cover product lines for which more than 10 percent of the collective revenues are generated by a Restricted Business).

(b) Non-Solicitation. The Participant agrees that during the Restricted Period, the Participant will not, directly or indirectly, for himself or on behalf of or in conjunction with any other person, (i) hire or attempt to hire any person that is an employee of the Company or any of its Subsidiaries within six (6) months prior to the date of Termination; provided, however, this Section 9(b) (including clause (ii) below) shall not be breached by a solicitation to the general public or through general advertising, and the Participant may solicit for employment any person who at the date of Termination had not been an employee of the Company or its Subsidiaries at any time within six (6) months preceding such date or whose employment with the Company or its Subsidiaries had terminated more than six (6) months prior to the Participant’s solicitation of such person or (ii) solicit, advise or encourage any person, firm, government agency or corporation to withdraw, curtail or cancel its business with the Company or its Subsidiaries.

(c) Non-Disparagement. During the Participant’s employment with the Company and its Subsidiaries and thereafter, the Participant agrees that he will not, at any time,

make, directly or indirectly, any oral or written statements that are disparaging of the Company or its Subsidiaries, any of their products or services, or any of their present or former officers, directors, stockholders or employees (or any of their respective Affiliates), and the Company shall instruct the Board and its executives not to disparage the Participant orally or in writing at any time; provided that either party may confer in confidence with its legal representatives and make truthful statements as required by law.

(d) Confidential Information. The Participant acknowledges and agrees that the customers, business connections, customer lists, procedures, operations, techniques and other aspects of and information about the business of the Company and its Subsidiaries (the “Confidential Information”) are established at great expense and protected as confidential information and provide the Company and its Subsidiaries with a substantial competitive advantage in conducting its business. The Participant further acknowledges and agrees that by virtue of his employment with the Company and its Subsidiaries, he has had access to and will have access to, and has been entrusted with and will be entrusted with Confidential Information, and that the Company and its Subsidiaries would suffer great loss and injury if the Participant would disclose this information or use it in a manner not specifically authorized by the Company. Therefore, the Participant agrees that during his employment with the Company and its Subsidiaries and at all times thereafter, he will not, directly or indirectly, either individually or as an employee, agent, partner, shareholder, owner trustee, beneficiary, co-venturer distributor, consultant or in any other capacity, use or disclose or cause to be used or disclosed any Confidential Information, unless and to the extent (i) that any such information becomes generally known to and available for use by the public other than as a result of the Participant’s acts or omissions, (ii) authorized in writing by the Board or compelled by legal process (provided that the Participant provides the Company with advance notice adequate to afford the Company reasonable opportunity to limit or prevent such disclosure), or (iii) use or disclosure is to an employee of the Company or a person to whom disclosure is reasonably necessary or appropriate in connection with the performance by the Participant of his duties as an employee or director of the Company and its Subsidiaries. The Participant shall deliver to the Company upon any Termination, or at any other time the Company may request, all memoranda, notes, plans, records, reports, computer tapes, printouts and software and other documents and data (and copies thereof) relating to the Confidential Information or Work Product (as defined below) which he may then possess or have under his control, provided that the Participant shall be entitled to retain his telephone, address and other contact directories subject to compliance with Sections 9(a) through 9(c). The Participant acknowledges and agrees that all inventions, innovations, improvements, developments, methods, designs, analyses, drawings, reports and all similar or related information (whether or not patentable) that relate to the actual or anticipated business of the Company and its Subsidiaries and that are conceived, developed or made by the Participant while employed by the Company and its Subsidiaries and during work hours or by the use of the facilities or Confidential Information of the Company and its Subsidiaries (“Work Product”) belong to the Company and its Subsidiaries.

(e) Reasonableness of Covenants. In signing this Agreement, the Participant agrees and acknowledges that the potential harm to the Company and its Subsidiaries of the non-enforcement of this Section 9 outweighs any harm to the Participant of its enforcement by injunction or otherwise. The Participant hereby acknowledges that he or she has carefully read this Agreement with its legal counsel and has given careful consideration to the restraints imposed upon the Participant, and understands and acknowledges the significance and consequences of this Agreement and is in full accord as to their necessity for the reasonable and proper protection of the Confidential Information. The Participant expressly acknowledges and agrees that each and every restriction imposed by this Agreement is reasonable with respect to subject matter, time period, geographical area and scope and such restrictions are necessary to protect the Company’s, its Subsidiaries’ and its Affiliates’ interest in, and value of, the Company, its Subsidiaries and its Affiliates (including, without limitation, the goodwill inherent therein). The Participant hereby represents and warrants to the Company that upon the execution and delivery of this Agreement by the Company, this Agreement shall be the valid and binding obligation of the Participant, enforceable in accordance with its terms. The Participant understands and agrees that the restrictions and covenants contained in this Section 9 are in addition to, and not in lieu of, any non-competition, non-solicitation or other similar obligations contained in any other agreements between the Participant and the Company, its Subsidiaries or its Affiliates.

(f) Reformation. If it is determined by a court of competent jurisdiction in any state that any restriction in this Section 9 is excessive in duration or scope or is unreasonable or unenforceable under applicable law, it is the intention of the parties that such restriction may be modified or amended by the court to render it enforceable to the maximum extent permitted by the laws of that state.

(g) Tolling. In the event of any violation of the provisions of this Section 9, the Participant acknowledges and agrees that the post-termination restrictions contained in this Section 9 shall be extended by a period of time equal to the period of such violation, it being the intention of the parties hereto that the running of the applicable post-termination restriction period shall be tolled during any period of such violation.

(h) Survival. The obligations contained in this Section 9 hereof shall survive the termination of the Participant’s employment or other service with the Company and its Subsidiaries and the date on which the Participant no longer holds, directly or indirectly, any equity securities in the Company, and shall be fully enforceable thereafter in accordance with the terms hereof.

(i) Remedies. The Participant acknowledges and agrees that the Company’s remedies at law for a breach or threatened breach of any of the provisions of this Section 9 would be inadequate and, in recognition of this fact, the Participant agrees that, in the event of such a breach or threatened breach, in addition to any remedies at law, the Company, without posting any bond or other security, shall be entitled to obtain equitable relief in the form of specific performance, a temporary restraining order, a temporary or permanent injunction or any other equitable remedy which may then be available, without the necessity of showing actual monetary damages.

10. Securities Representations. Upon the exercise of the Option prior to the registration of the Common Stock to be issued hereunder pursuant to the Securities Act or other applicable securities laws, the Participant shall be deemed to acknowledge and make the following representations and warranties and as otherwise may be requested by the Company for compliance with applicable laws, and any issuances of Common Stock by the Company hereunder shall be made in reliance upon the express representations and warranties of the Participant:

(a) The Participant is acquiring and will hold the Common Stock to be issued hereunder for investment for the Participant’s account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act or other applicable securities laws.

(b) The Participant has been advised that the shares of Common Stock to be issued hereunder have not been registered under the Securities Act or other applicable securities laws, on the ground that no distribution or public offering of such Common Stock is to be effected (it being understood, however, that such Common Stock is being issued and sold in reliance on an exemption from registration under the Securities Act), and that such Common Stock must be held indefinitely, unless it is subsequently registered under the applicable securities laws or the Participant obtains an opinion of counsel (in the form and substance satisfactory to the Company and its counsel) that registration is not required. In connection with the foregoing, the Company is relying in part on the Participant’s representations set forth in this Section 9. The Participant further acknowledges and understands that the Company is under no obligation hereunder to register the Common Stock to be issued hereunder.

(c) The Participant is aware of the adoption of Rule 144 by the United States Securities and Exchange Commission under the Securities Act, which permits limited public resales of securities acquired in a non-public offering, subject to the satisfaction of certain conditions. The Participant acknowledges that the Participant is familiar with the conditions for resale set forth in Rule 144, and acknowledges and understands that the conditions for resale set forth in Rule 144 may not have been satisfied and that the Company has no plans to satisfy these conditions in the foreseeable future.

(d) The Participant will not Transfer the Common Stock deliverable upon exercise of the Option in violation of the Plan, this Agreement, the Securities Act (or the rules and regulations promulgated thereunder) or under any other applicable securities laws. The Participant agrees that the Participant will not dispose of the Common Stock to be issued hereunder unless and until the Participant has complied with all requirements of the Plan and this Agreement applicable to the disposition of such Common Stock.

(e) The Participant has been furnished with, and has had access to, such information as the Participant considers necessary or appropriate for deciding whether to invest in the Common Stock to be issued hereunder, and the Participant has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the issuance of such Common Stock.

(f) The Participant is aware that an investment in the Company is a speculative investment that has limited liquidity and is subject to the risk of complete loss. The Participant is able, without impairing the Participant’s financial condition, to hold the Common Stock to be issued hereunder for an indefinite period and to suffer a complete loss of the Participant’s investment in such Common Stock.

11. Governing Law. All questions concerning the construction, validity and interpretation of this Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to the choice of law principles thereof.

12. Withholding of Tax. The Company shall have the power and the right to deduct or withhold, or require the Participant to remit to the Company, an amount sufficient to satisfy any federal, state, local and foreign taxes of any kind (including, but not limited to, the Participant’s FICA and SDI obligations) which the Company, in its sole discretion, deems necessary to be withheld or remitted to comply with the Code and/or any other applicable law, rule or regulation with respect to the Option and, if the Participant fails to do so, the Company may otherwise refuse to issue or transfer any Common Stock otherwise required to be issued pursuant to this Agreement. Any statutorily required minimum withholding obligation with regard to the Participant may be satisfied by reducing the amount of cash or Common Stock otherwise deliverable upon exercise of the Option.

13. Entire Agreement; Amendment. This Agreement, together with the Employment Agreement, the Plan, the Stockholders Agreement and the Registration Rights Agreement, contain the entire agreement between the parties hereto with respect to the subject matter contained herein, and supersedes all prior agreements or prior understandings, whether written or oral, between the parties relating to such subject matter. The Committee shall have the right, in its sole discretion, to modify or amend this Agreement from time to time in accordance with and as provided in the Plan; provided, however, that, unless otherwise required by law, no amendment or modification shall impair the rights of the Participant without the consent of the Participant. This Agreement may also be modified or amended by a writing signed by both the Company and the Participant. The Company shall give written notice to the Participant of any such modification or amendment of this Agreement as soon as practicable after the adoption thereof.

14. Notices. Any notice provided for in this Agreement shall be in writing and shall be either personally delivered, or received by certified mail, return receipt requested, or sent by reputable overnight courier service (charges prepaid) to the Company at the address set forth below to the Participant at such address as indicated by the Company’s records or at such address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party. Notices will be deemed to have been given hereunder (i) when delivered personally to the recipient, (ii) one (1) business day after being sent to the recipient by reputable overnight courier service (charges prepaid), (iii) upon machine-generated acknowledgment of receipt after transmittal by facsimile if so acknowledged to have been received before 5:00 p.m. on a business day at the location of receipt and otherwise on the next following business day, provided that such notice, demand or other communication is also deposited within 24 hours thereafter with a reputable overnight courier service (charges prepaid) for delivery to the same Person, (iv) upon transmittal by e-mail if transmitted before 5:00 p.m. (on a business day) in the time zone of the address (which address is determined in the preceding sentence) of the recipient and otherwise on the next following business day, or (iv) five (5) days after being mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. The Company’s address is:

J.A. Cosmetics Holdings, Inc.

570 10th Street, 3rd Floor

Oakland, California 94607

Attention: General Counsel

Fax: ###

Email: ###

with copies (which shall not constitute notice) to:

Kirkland & Ellis LLP

333 South Hope Street, 29th Floor

Los Angeles, California 90071

Attention:        ###

Facsimile:       ###

Email:             ###

15. No Right to Employment or Service. Any questions as to whether and when there has been Termination shall be determined in the sole discretion of the Committee. Nothing in this Agreement shall interfere with or limit in any way the right of the Company, its Subsidiaries or its Affiliates to terminate the Participant’s employment or service at any time, for any reason and with or without Cause.

16. Transfer of Personal Data. The Participant authorizes, agrees and unambiguously consents to the transmission by the Company (or any Subsidiary) of any personal data information related to the Option awarded under this Agreement solely for legitimate business purposes (including, without limitation, the administration of the Plan). This authorization and consent is freely given by the Participant. The Company shall take all reasonable steps necessary or appropriate to protect the confidentiality of such personal data information and comply with all laws applicable thereto.

17. Compliance with Laws. The issuance of the Option (and the Option Shares upon exercise of the Option) pursuant to this Agreement shall be subject to, and shall comply with, any applicable requirements of any foreign and U.S. federal and state securities laws, rules and regulations and any other law or regulation applicable thereto. The Company shall not be obligated to issue the Option or any of the Option Shares pursuant to this Agreement if any such issuance would violate any such requirements. As a condition to the issuance of the Option Shares upon exercise of the Option, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate to evidence compliance with any applicable law or regulation.

18. Section 409A. Notwithstanding anything herein or in the Plan to the contrary, the Option is intended to be exempt from the applicable requirements of Section 409A of the Code and shall be limited, construed and interpreted in accordance with such intent.

19. Binding Agreement; Assignment. This Agreement, including as provided in Section 6 hereof, shall inure to the benefit of, be binding upon, and be enforceable by the

Company and its successors and assigns. The Participant shall not assign (except as otherwise expressly provided herein) any part of this Agreement without the prior express written consent of the Company.

20. Headings. The titles and headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.

21. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument.

22. Further Assurances. Each party hereto shall do and perform (or shall cause to be done and performed) all such further acts and shall execute and deliver all such other agreements, certificates, instruments and documents as either party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this Agreement and the Plan and the consummation of the transactions contemplated thereunder.

23. Severability. The invalidity or unenforceability of any provisions of this Agreement in any jurisdiction shall not affect the validity, legality or enforceability of the remainder of this Agreement in such jurisdiction or the validity, legality or enforceability of any provision of this Agreement in any other jurisdiction, it being intended that all rights and obligations of the parties hereunder shall be enforceable to the fullest extent permitted by law. Upon such determination that any provision hereunder, or the application of any such provision, is invalid, illegal, void or unenforceable, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties hereto as closely as possible to the fullest extent permitted by applicable law in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the greatest extent possible. To the extent that the parties hereto cannot agree on a modification to this Agreement pursuant to the preceding sentence, it is the intention of the parties that the invalid, illegal, void or unenforceable provision of this Agreement may be modified or amended by the court to render it enforceable to the maximum extent permitted under applicable law.

24. Acquired Rights. The Participant acknowledges and agrees that: (a) the Company may terminate or amend the Plan at any time, subject to the provisions of the Plan; (b) the award of the Option made under this Agreement is completely independent of any other award or grant and is made at the sole discretion of the Company; (c) no past grants or awards (including, without limitation, the Option awarded hereunder) give the Participant any right to any grants or awards in the future whatsoever; and (d) any benefits granted under this Agreement are not part of the Participant’s ordinary salary, and shall not be considered as part of such salary in the event of severance, redundancy or resignation.

*        *        *         *        *        *

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

J.A. COSMETICS HOLDINGS, INC.

By:

Name:

Title:

PARTICIPANT

[ ]

Signature Page to Non-Qualified Stock Option Award Agreement

EXHIBIT A

VESTING AND EXERCISE

1. Time Vesting.

(a) General. [                    ] of the Option Shares subject to the Option shall vest and become exercisable as follows, provided that the Participant has not incurred a Termination prior to the applicable “Vesting Date” as defined below (the “Time-Vesting Tranche”):

Vesting Date[1]	Vested Percentage of Time-Vesting Tranche
[ ], 2016	20%
[ ], 2017	40%
[ ], 2018	60%
[ ], 2019	80%
[ ], 2020	100%

There shall be no proportionate or partial vesting in the periods prior to each vesting date set forth above (each, a “Vesting Date”) and all vesting shall occur only on the appropriate Vesting Date, subject to the Participant’s continued service with the Company or any of its Subsidiaries or Affiliates on each applicable Vesting Date, subject to Section 1(b) of this Exhibit A. Upon expiration of the Option, the Time-Vesting Tranche of the Option shall be cancelled and no longer exercisable.

(b) Accelerated Vesting. The unvested portion of the Time-Vesting Tranche of the Option shall become fully and immediately vested and exercisable upon a Sale of the Company (as such term is defined in the Stockholders Agreement), so long as the Participant has not incurred a Termination prior thereto. If Participant’s employment is terminated due to Participant’s death or Disability, by the Company without Cause or by the Participant for Good Reason, then the portion of the Time-Vesting Tranche which would have vested within twelve (12) months following the Termination date but for such Termination shall become fully and immediately vested and exercisable.

2. Performance Vesting.

(a) [                    ] of the Option Shares subject to the Option shall vest and become exercisable subject to meeting performance thresholds as follows; provided that the Participant has not incurred a Termination prior to meeting the applicable “Performance Threshold” as defined below (the “Performance-Vesting Tranche”):

Return Multiple (defined below)	1.0x	3.0x	4.3x
Aggregate Vested Portion of Performance-Vesting Tranche	0	[ ] Option Shares	[ ] Option Shares

[1]	Subsequent anniversaries of the Measurement Date.

A-1

There shall be no proportionate or partial vesting prior to meeting any Performance Threshold set forth above, and all vesting shall occur only upon meeting the appropriate Performance Threshold, subject to the Participant’s continued service with the Company or any of its Subsidiaries or Affiliates upon meeting each applicable Performance Threshold, subject to Section 2(c) of this Exhibit A. Upon expiration of the Option, the Performance-Vesting Tranche of the Option shall be cancelled and no longer exercisable.

(b) Sale of the Company. The unvested portion of the Performance-Vesting Tranche of the Option shall be cancelled automatically, with no further action required by any Person and no consideration paid therefor, upon the occurrence of a Sale of the Company.

(c) Continued Vesting. In the event of a Termination of the Participant due to the Participant’s death or Disability, the Participant shall remain eligible to vest in the Performance-Vesting Tranche which would have vested within six (6) months following the date of Termination but for such Termination.

3. Miscellaneous Provisions Applicable to Vesting.

(a) Escrow Holdbacks following a Sale of the Company. In connection with a Sale of the Company, if any portion of the transaction consideration to be received by equityholders of the Company is subject to any transaction escrow arrangement or indemnity holdback, a pro rata portion of the proceeds to be received by the Participant in respect of the Option or the shares of Common Stock to be issued upon exercise of the Option may be made subject to such transaction escrow arrangement or indemnity holdback on the same basis as the transaction consideration to be received by such equityholders is made subject to such transaction escrow arrangement or indemnity holdback (taking into account any applicable requirements under Section 409A of the Code).

(b) Termination of Unvested Option. Any portion of the Option that does not become vested and exercisable in accordance with the provisions of this Exhibit A shall be automatically forfeited and cancelled for no value without any consideration being paid therefor and otherwise without any further action of the Company whatsoever.

(c) Committee Authority. The Committee shall in good faith make all determinations necessary or appropriate to determine whether the Performance-Vesting Tranche of the Option has become vested. All computations shall be made on a pro forma basis taking into account the vesting and payment of any entitlements under outstanding incentive equity awards of the Company, such that, if the applicable performance goals are achieved, but, after the vesting and payment of any entitlements under outstanding incentive equity awards of the Company resulting from such achievement, such performance goals would no longer be achieved, then such vesting shall not take effect. The Committee’s determinations shall be final, binding and conclusive upon all parties, absent bad faith or manifest error.

A-2

(d) Committee Discretion to Accelerate Vesting. Notwithstanding the foregoing, the Committee may, in its sole discretion, provide for accelerated vesting of any portion of the Option at any time and for any reason.

(e) Definitions.

(i) “Measurement Date” means [                    ].2

(ii) “Original Equityholders” shall mean the holders of equity interests of the Company as of January 31, 2014, together with their Permitted Transferees (as defined in the Stockholders Agreement).

(iii) “Performance Threshold” means the receipt by the Original Equityholders of a Return Multiple equal to 3.0 or 4.3, as the case may be, at any time following the Measurement Date; it being understood and agreed that if a particular Performance Threshold is met at any time and the Return Multiple subsequently decreases, there shall be no additional vesting in respect of the Performance-Vesting Tranche as a result of such Performance Threshold subsequently being met again.

(iv) “Return Multiple” shall mean, as of the date of measurement, the quotient obtained by dividing (x) the aggregate amount of distributions, dividends and sale proceeds received, following the Measurement Date, by the Original Equityholders in respect of the equity securities of the Company held by them (whether in connection with a Sale of the Company or otherwise, and whether in cash or in publicly traded securities issued as consideration in a Sale of the Company or otherwise), by (y) the aggregate amount of capital contributions made by the Original Equityholders to the Company (including those capital contributions made on or prior to the Measurement Date). For purposes of calculating the amount described in clause (x) of the preceding sentence, (1) any amounts held in indemnification escrow or holdback arrangements in a Sale of the Company shall be taken into account as if paid at the closing thereof, but not any other contingent amounts that may be payable subsequent to such closing, and (2) commencing on the date that is thirty (30) trading days after a Public Offering, the Original Equityholders shall be deemed to have received the average of the closing prices of a share over any period of ninety (90) consecutive trading days with respect to all of the shares of Common Stock (or any successor Company securities) then held by the Original Equityholders (plus any dividends, distributions and sale proceeds in accordance with the previous sentence). For the avoidance of doubt, (a) the Return Multiple shall be calculated after giving effect to any vesting of stock options or bonuses such that the amount received by the Original Equityholders for the purpose of calculating the Return Multiple is net of the effects of such arrangements, and (b) only cash or marketable securities shall be taken into account in determining the amounts described in clause (x) of the first sentence of this paragraph (iv); provided, however, that if dividends, distributions or sale proceeds are not in the form of cash or marketable securities, the Committee shall take such returns into account when making its determination of whether the Performance-Vesting Tranche of the Option has become vested as it deems appropriate to achieve an equitable result.

[2]	For new hires, this will be the date of employment.

A-3

[Form Adopted on December 17, 2015 for Other Employees]

NON-QUALIFIED STOCK OPTION AWARD AGREEMENT

PURSUANT TO THE

J.A. COSMETICS HOLDINGS, INC. 2014 EQUITY INCENTIVE PLAN

*  *  *  *  *

Participant: [                    ]

Grant Date: [                    ], 20[    ]

Per Share Exercise Price: $[        ]

Number of Option Shares: [                    ]

*  *  *  *  *

THIS NON-QUALIFIED STOCK OPTION AWARD AGREEMENT (this “Agreement”), dated as of the Grant Date specified above, is entered into by and between J.A. Cosmetics Holdings, Inc., a Delaware corporation (the “Company”), and the Participant specified above, pursuant to the J.A. Cosmetics Holdings, Inc. 2014 Equity Incentive Plan, as in effect and as amended from time to time (the “Plan”), which is administered by the Committee; and

WHEREAS, it has been determined under the Plan that it would be in the best interests of the Company to grant the Stock Option provided for herein to the Participant.

NOW, THEREFORE, in consideration of the mutual covenants and promises hereinafter set forth and for other good and valuable consideration, the parties hereto hereby mutually covenant and agree as follows:

1. Incorporation By Reference; Plan Document Receipt. This Agreement is subject in all respects to the terms and provisions of the Plan (including, without limitation, any amendments thereto adopted at any time and from time to time), all of which terms and provisions are made a part of and incorporated in this Agreement as if they were each expressly set forth herein. Any capitalized term not defined in this Agreement shall have the same meaning as is ascribed thereto in the Plan. The Participant hereby acknowledges receipt of a true copy of the Plan and that the Participant has read the Plan carefully and fully understands its content. In the event of any conflict between the terms of this Agreement and the terms of the Plan, the terms of the Plan shall control. No part of the Stock Option granted hereby is intended to qualify as an “incentive stock option” under Section 422 of the Code.

2. Grant of Option. The Company hereby grants to the Participant, as of the Grant Date specified above, a Stock Option (the “Option”) to acquire from the Company at the Per Share Exercise Price specified above, the aggregate number of shares of Common Stock specified above (the “Option Shares”). Except as otherwise provided by the Plan, the Participant agrees and understands that nothing contained in this Agreement provides, or is intended to provide, the Participant with any protection against potential future dilution of the Participant’s interest in the Company for any reason. The Participant shall have no rights as a stockholder with respect to any shares of Common Stock covered by the Option unless and until the Participant has become the holder of record of such shares, and no adjustments shall be made for dividends in cash or other property, distributions or other rights in respect of any such shares, except as otherwise specifically provided for in the Plan or this Agreement.

3. Vesting and Exercise; Option Term.

(a) Vesting and Exercise. The Option shall become vested and exercisable in accordance with the provisions of Exhibit A hereto.

(b) Expiration. Unless earlier terminated in accordance with the terms and provisions of the Plan and/or this Agreement, all portions of the Option (whether vested or not vested) shall expire and shall no longer be exercisable after the expiration of ten (10) years from the Grant Date.

4. Termination. Subject to the terms of this Agreement, which shall supersede any provisions of the Plan to the contrary, the Option, to the extent vested at the time of the Participant’s Termination, shall remain exercisable as follows:

(a) General. Except as otherwise provided in Sections 4(b) and 4(c) hereof, in the event of the Participant’s Termination for any reason, the vested portion of the Option shall remain exercisable until the earlier of (i) ninety (90) days from the date of such Termination, and (ii) the expiration of the stated term of the Option pursuant to Section 3(b) hereof.

(b) Termination due to Death or Disability. In the event of the Participant’s Termination by reason of death or Disability, the vested portion of the Option shall remain exercisable until the earlier of (i) one (1) year from the date of such Termination, and (ii) the expiration of the stated term of the Option pursuant to Section 3(b) hereof.

(c) Termination for Cause. In the event of the Participant’s Termination for Cause or in the event of the Participant’s voluntary Termination after the occurrence of an event that would be grounds for a Termination for Cause, the Participant’s entire Option (whether or not vested) shall terminate and expire upon such Termination.

(d) Treatment of Unvested Options upon Termination. Subject to Section 2(c) of Exhibit A, any portion of the Option that is not vested as of the date of the Participant’s Termination for any reason shall terminate and expire as of the date of such Termination.

5. Method of Exercise and Payment. Subject to Section 12 hereof, to the extent that the Option has become vested and exercisable with respect to a number of shares of Common Stock as provided herein, the Option may thereafter be exercised by the Participant, in whole or in part, at any time or from time to time prior to the expiration of the Option as provided herein and in accordance with Sections 6.4(c) and 6.4(d) of the Plan, including, without limitation, by the filing of any written form of exercise notice as may be required by the Committee and payment in full of the Per Share Exercise Price specified above multiplied by the number of shares of Common Stock underlying the portion of the Option exercised. If the shares

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underlying the portion of the Option exercised are not freely tradable by the Participant on a public securities exchange at the time of exercise, the Participant shall be entitled at his election to require the Company to withhold a number of Option Shares (determined based on the Fair Market Value of the Option Shares on the payment date as determined by the Committee) that would otherwise be issued upon exercise to satisfy the aggregate Per Share Exercise Price and applicable withholding taxes in respect of such exercise (based on minimum applicable statutory withholding rates, as determined on the date that the amount of tax to be withheld is determined).

6. Non-Transferability. The Option, and any rights and interests with respect thereto, including this Agreement, issued under this Agreement and the Plan shall not be sold, exchanged, transferred, assigned or otherwise disposed of in any way by the Participant (or any beneficiary of the Participant), other than by testamentary disposition by the Participant or the laws of descent and distribution. Notwithstanding the foregoing, the Committee may, in its sole discretion, permit the Option to be Transferred to a Family Member for no value, provided that such Transfer shall only be valid upon execution of a written instrument in form and substance acceptable to the Committee in its sole discretion evidencing such Transfer and the transferee’s acceptance thereof signed by the Participant and the transferee, and provided, further, that the Option may not be subsequently Transferred other than by will or by the laws of descent and distribution or to another Family Member (as permitted by the Committee in its sole discretion) in accordance with the terms of the Plan and this Agreement, and shall remain subject to the terms of the Plan and this Agreement. Any attempt to sell, exchange, transfer, assign, pledge, encumber or otherwise dispose of or hypothecate in any way the Option, or the levy of any execution, attachment or similar legal process upon the Option, contrary to the terms and provisions of this Agreement and/or the Plan shall be null and void and without legal force or effect.

7. Stockholders Agreement and Other Requirements. As a condition to the issuance of shares of Common Stock upon exercise of the Option, to the extent required by the Committee, the Participant shall execute and deliver a joinder to the Stockholders Agreement (the “Stockholders Agreement”) and the Registration Rights Agreement (the “Registration Rights Agreement”), each entered into among the Company and its stockholders as of January 31, 2014 (in each case with such amendments or modifications approved in accordance with the terms of such agreement), and, to the extent required by the Board or Committee in their sole discretion, any transfer restriction policy applicable to employees of the Company that is adopted in the context of insider trading or similar laws. Such Stockholders Agreement, Registration Rights Agreement and other documentation shall apply to the shares of Common Stock acquired under the Plan and covered by such Stockholders Agreement, Registration Rights Agreement and other documentation. The Company may require, as a condition of exercise, the Participant to become a party to any other existing agreement related to the issuance or holding of shares of Common Stock; provided, however, that unless otherwise required by applicable law, no such agreement shall impair the rights of the Participant without the consent of the Participant.

8. Company Call Rights. Subject to the provisions of any document to which the Participant is required to become a party pursuant to Section 7 hereof, the Option shall be subject to the Company call rights set forth in Article XI of the Plan. To ensure that the Common Stock issuable upon exercise of the Option is not Transferred in contravention of the terms of the Plan and this Agreement, and to ensure compliance with other provisions of the Plan and this Agreement, the Company may deposit the certificates (if any) evidencing the Common Stock to be issued upon the exercise of the Option with an escrow agent designated by the Company.

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9. Restrictive Covenants.

(a) Non-Compete. The Participant agrees that during the Participant’s employment with the Company and its Subsidiaries and for one (1) year following the Termination thereof (the “Restricted Period”), the Participant shall not, anywhere in the areas where the Company or any of its Subsidiaries conducts business during such employment (the “Restricted Territory”), directly or indirectly, own, manage, operate, join, control or participate in the ownership, management, operation or control of, or be an officer or an employee of any business or organization that, directly or indirectly, develops, processes, packages, markets, promotes or sells color cosmetics or related services in the Restricted Territories (each, a “Restricted Business”). The foregoing shall not restrict the Participant from (a) owning up to 5% of any class of securities of any person engaged in a Restricted Business if such securities are listed on any national or regional securities exchange or have been registered under Section 12(g) of the Exchange Act, as long as such securities are held solely as a passive investment and not with a view to influencing, controlling or directing the affairs of such person), or (b) following the Participant’s termination of employment, being an officer, director, employee, shareholder, consultant, contractor, partner, joint venturer, agent, equity owner or acting in another capacity of or for (i) a business that principally sells retail goods (such as Wal Mart) for which sales of products manufactured by a Restricted Business generate less than 10 percent of its revenue or (ii) a business entity that has multiple lines of business, some of which are not a Restricted Business, so long as the Participant’s services for such entity are restricted so that he will provide no services or other assistance in support of, and will not otherwise be involved with, any Restricted Business conducted by such entity (except that the Participant shall be permitted to serve in a management capacity with responsibility for multiple product lines so long as such responsibility does not cover product lines for which more than 10 percent of the collective revenues are generated by a Restricted Business).

(b) Non-Solicitation. The Participant agrees that during the Restricted Period, the Participant will not, directly or indirectly, for himself or on behalf of or in conjunction with any other person, (i) hire or attempt to hire any person that is an employee of the Company or any of its Subsidiaries within six (6) months prior to the date of Termination; provided, however, this Section 9(b) (including clause (ii) below) shall not be breached by a solicitation to the general public or through general advertising, and the Participant may solicit for employment any person who at the date of Termination had not been an employee of the Company or its Subsidiaries at any time within six (6) months preceding such date or whose employment with the Company or its Subsidiaries had terminated more than six (6) months prior to the Participant’s solicitation of such person or (ii) solicit, advise or encourage any person, firm, government agency or corporation to withdraw, curtail or cancel its business with the Company or its Subsidiaries.

(c) Non-Disparagement. During the Participant’s employment with the Company and its Subsidiaries and thereafter, the Participant agrees that he will not, at any time, make, directly or indirectly, any oral or written statements that are disparaging of the Company or its Subsidiaries, any of their products or services, or any of their present or former officers,

4

directors, stockholders or employees (or any of their respective Affiliates), and the Company shall instruct the Board and its executives not to disparage the Participant orally or in writing at any time; provided that either party may confer in confidence with its legal representatives and make truthful statements as required by law.

(d) Confidential Information. The Participant acknowledges and agrees that the customers, business connections, customer lists, procedures, operations, techniques and other aspects of and information about the business of the Company and its Subsidiaries (the “Confidential Information”) are established at great expense and protected as confidential information and provide the Company and its Subsidiaries with a substantial competitive advantage in conducting its business. The Participant further acknowledges and agrees that by virtue of his employment with the Company and its Subsidiaries, he has had access to and will have access to, and has been entrusted with and will be entrusted with Confidential Information, and that the Company and its Subsidiaries would suffer great loss and injury if the Participant would disclose this information or use it in a manner not specifically authorized by the Company. Therefore, the Participant agrees that during his employment with the Company and its Subsidiaries and at all times thereafter, he will not, directly or indirectly, either individually or as an employee, agent, partner, shareholder, owner trustee, beneficiary, co-venturer distributor, consultant or in any other capacity, use or disclose or cause to be used or disclosed any Confidential Information, unless and to the extent (i) that any such information becomes generally known to and available for use by the public other than as a result of the Participant’s acts or omissions, (ii) authorized in writing by the Board or compelled by legal process (provided that the Participant provides the Company with advance notice adequate to afford the Company reasonable opportunity to limit or prevent such disclosure), or (iii) use or disclosure is to an employee of the Company or a person to whom disclosure is reasonably necessary or appropriate in connection with the performance by the Participant of his duties as an employee or director of the Company and its Subsidiaries. The Participant shall deliver to the Company upon any Termination, or at any other time the Company may request, all memoranda, notes, plans, records, reports, computer tapes, printouts and software and other documents and data (and copies thereof) relating to the Confidential Information or Work Product (as defined below) which he may then possess or have under his control, provided that the Participant shall be entitled to retain his telephone, address and other contact directories subject to compliance with Sections 9(a) through 9(c). The Participant acknowledges and agrees that all inventions, innovations, improvements, developments, methods, designs, analyses, drawings, reports and all similar or related information (whether or not patentable) that relate to the actual or anticipated business of the Company and its Subsidiaries and that are conceived, developed or made by the Participant while employed by the Company and its Subsidiaries and during work hours or by the use of the facilities or Confidential Information of the Company and its Subsidiaries (“Work Product”) belong to the Company and its Subsidiaries.

(e) Reasonableness of Covenants. In signing this Agreement, the Participant agrees and acknowledges that the potential harm to the Company and its Subsidiaries of the non-enforcement of this Section 9 outweighs any harm to the Participant of its enforcement by injunction or otherwise. The Participant hereby acknowledges that he or she has carefully read this Agreement with its legal counsel and has given careful consideration to the restraints imposed upon the Participant, and understands and acknowledges the significance and consequences of this Agreement and is in full accord as to their necessity for the reasonable and

5

proper protection of the Confidential Information. The Participant expressly acknowledges and agrees that each and every restriction imposed by this Agreement is reasonable with respect to subject matter, time period, geographical area and scope and such restrictions are necessary to protect the Company’s, its Subsidiaries’ and its Affiliates’ interest in, and value of, the Company, its Subsidiaries and its Affiliates (including, without limitation, the goodwill inherent therein). The Participant hereby represents and warrants to the Company that upon the execution and delivery of this Agreement by the Company, this Agreement shall be the valid and binding obligation of the Participant, enforceable in accordance with its terms. The Participant understands and agrees that the restrictions and covenants contained in this Section 9 are in addition to, and not in lieu of, any non-competition, non-solicitation or other similar obligations contained in any other agreements between the Participant and the Company, its Subsidiaries or its Affiliates.

(f) Reformation. If it is determined by a court of competent jurisdiction in any state that any restriction in this Section 9 is excessive in duration or scope or is unreasonable or unenforceable under applicable law, it is the intention of the parties that such restriction may be modified or amended by the court to render it enforceable to the maximum extent permitted by the laws of that state.

(g) Tolling. In the event of any violation of the provisions of this Section 9, the Participant acknowledges and agrees that the post-termination restrictions contained in this Section 9 shall be extended by a period of time equal to the period of such violation, it being the intention of the parties hereto that the running of the applicable post-termination restriction period shall be tolled during any period of such violation.

(h) Survival. The obligations contained in this Section 9 hereof shall survive the termination of the Participant’s employment or other service with the Company and its Subsidiaries and the date on which the Participant no longer holds, directly or indirectly, any equity securities in the Company, and shall be fully enforceable thereafter in accordance with the terms hereof.

(i) Remedies. The Participant acknowledges and agrees that the Company’s remedies at law for a breach or threatened breach of any of the provisions of this Section 9 would be inadequate and, in recognition of this fact, the Participant agrees that, in the event of such a breach or threatened breach, in addition to any remedies at law, the Company, without posting any bond or other security, shall be entitled to obtain equitable relief in the form of specific performance, a temporary restraining order, a temporary or permanent injunction or any other equitable remedy which may then be available, without the necessity of showing actual monetary damages.

10. Securities Representations. Upon the exercise of the Option prior to the registration of the Common Stock to be issued hereunder pursuant to the Securities Act or other applicable securities laws, the Participant shall be deemed to acknowledge and make the following representations and warranties and as otherwise may be requested by the Company for compliance with applicable laws, and any issuances of Common Stock by the Company hereunder shall be made in reliance upon the express representations and warranties of the Participant:

(a) The Participant is acquiring and will hold the Common Stock to be issued hereunder for investment for the Participant’s account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act or other applicable securities laws.

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(b) The Participant has been advised that the shares of Common Stock to be issued hereunder have not been registered under the Securities Act or other applicable securities laws, on the ground that no distribution or public offering of such Common Stock is to be effected (it being understood, however, that such Common Stock is being issued and sold in reliance on an exemption from registration under the Securities Act), and that such Common Stock must be held indefinitely, unless it is subsequently registered under the applicable securities laws or the Participant obtains an opinion of counsel (in the form and substance satisfactory to the Company and its counsel) that registration is not required. In connection with the foregoing, the Company is relying in part on the Participant’s representations set forth in this Section 9. The Participant further acknowledges and understands that the Company is under no obligation hereunder to register the Common Stock to be issued hereunder.

(c) The Participant is aware of the adoption of Rule 144 by the United States Securities and Exchange Commission under the Securities Act, which permits limited public resales of securities acquired in a non-public offering, subject to the satisfaction of certain conditions. The Participant acknowledges that the Participant is familiar with the conditions for resale set forth in Rule 144, and acknowledges and understands that the conditions for resale set forth in Rule 144 may not have been satisfied and that the Company has no plans to satisfy these conditions in the foreseeable future.

(d) The Participant will not Transfer the Common Stock deliverable upon exercise of the Option in violation of the Plan, this Agreement, the Securities Act (or the rules and regulations promulgated thereunder) or under any other applicable securities laws. The Participant agrees that the Participant will not dispose of the Common Stock to be issued hereunder unless and until the Participant has complied with all requirements of the Plan and this Agreement applicable to the disposition of such Common Stock.

(e) The Participant has been furnished with, and has had access to, such information as the Participant considers necessary or appropriate for deciding whether to invest in the Common Stock to be issued hereunder, and the Participant has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the issuance of such Common Stock.

(f) The Participant is aware that an investment in the Company is a speculative investment that has limited liquidity and is subject to the risk of complete loss. The Participant is able, without impairing the Participant’s financial condition, to hold the Common Stock to be issued hereunder for an indefinite period and to suffer a complete loss of the Participant’s investment in such Common Stock.

11. Governing Law. All questions concerning the construction, validity and interpretation of this Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to the choice of law principles thereof.

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12. Withholding of Tax. The Company shall have the power and the right to deduct or withhold, or require the Participant to remit to the Company, an amount sufficient to satisfy any federal, state, local and foreign taxes of any kind (including, but not limited to, the Participant’s FICA and SDI obligations) which the Company, in its sole discretion, deems necessary to be withheld or remitted to comply with the Code and/or any other applicable law, rule or regulation with respect to the Option and, if the Participant fails to do so, the Company may otherwise refuse to issue or transfer any Common Stock otherwise required to be issued pursuant to this Agreement. Any statutorily required minimum withholding obligation with regard to the Participant may be satisfied by reducing the amount of cash or Common Stock otherwise deliverable upon exercise of the Option.

13. Entire Agreement; Amendment. This Agreement, together with the Plan, the Stockholders Agreement and the Registration Rights Agreement, contain the entire agreement between the parties hereto with respect to the subject matter contained herein, and supersedes all prior agreements or prior understandings, whether written or oral, between the parties relating to such subject matter. The Committee shall have the right, in its sole discretion, to modify or amend this Agreement from time to time in accordance with and as provided in the Plan; provided, however, that, unless otherwise required by law, no amendment or modification shall impair the rights of the Participant without the consent of the Participant. This Agreement may also be modified or amended by a writing signed by both the Company and the Participant. The Company shall give written notice to the Participant of any such modification or amendment of this Agreement as soon as practicable after the adoption thereof.

14. Notices. Any notice provided for in this Agreement shall be in writing and shall be either personally delivered, or received by certified mail, return receipt requested, or sent by reputable overnight courier service (charges prepaid) to the Company at the address set forth below to the Participant at such address as indicated by the Company’s records or at such address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party. Notices will be deemed to have been given hereunder (i) when delivered personally to the recipient, (ii) one (1) business day after being sent to the recipient by reputable overnight courier service (charges prepaid), (iii) upon machine-generated acknowledgment of receipt after transmittal by facsimile if so acknowledged to have been received before 5:00 p.m. on a business day at the location of receipt and otherwise on the next following business day, provided that such notice, demand or other communication is also deposited within 24 hours thereafter with a reputable overnight courier service (charges prepaid) for delivery to the same Person, (iv) upon transmittal by e-mail if transmitted before 5:00 p.m. (on a business day) in the time zone of the address (which address is determined in the preceding sentence) of the recipient and otherwise on the next following business day, or (iv) five (5) days after being mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. The Company’s address is:

J.A. Cosmetics Holdings, Inc.

570 10th Street, 3rd Floor

Oakland, California 94607

Attention: General Counsel

Fax: ###

Email: ###

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with copies (which shall not constitute notice) to:

Kirkland & Ellis LLP

333 South Hope Street, 29th Floor

Los Angeles, California 90071

Attention:        ###

Facsimile:       ###

Email:             ###

15. No Right to Employment or Service. Any questions as to whether and when there has been Termination shall be determined in the sole discretion of the Committee. Nothing in this Agreement shall interfere with or limit in any way the right of the Company, its Subsidiaries or its Affiliates to terminate the Participant’s employment or service at any time, for any reason and with or without Cause.

16. Transfer of Personal Data. The Participant authorizes, agrees and unambiguously consents to the transmission by the Company (or any Subsidiary) of any personal data information related to the Option awarded under this Agreement solely for legitimate business purposes (including, without limitation, the administration of the Plan). This authorization and consent is freely given by the Participant. The Company shall take all reasonable steps necessary or appropriate to protect the confidentiality of such personal data information and comply with all laws applicable thereto.

17. Compliance with Laws. The issuance of the Option (and the Option Shares upon exercise of the Option) pursuant to this Agreement shall be subject to, and shall comply with, any applicable requirements of any foreign and U.S. federal and state securities laws, rules and regulations and any other law or regulation applicable thereto. The Company shall not be obligated to issue the Option or any of the Option Shares pursuant to this Agreement if any such issuance would violate any such requirements. As a condition to the issuance of the Option Shares upon exercise of the Option, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate to evidence compliance with any applicable law or regulation.

18. Section 409A. Notwithstanding anything herein or in the Plan to the contrary, the Option is intended to be exempt from the applicable requirements of Section 409A of the Code and shall be limited, construed and interpreted in accordance with such intent.

19. Binding Agreement; Assignment. This Agreement, including as provided in Section 6 hereof, shall inure to the benefit of, be binding upon, and be enforceable by the Company and its successors and assigns. The Participant shall not assign (except as otherwise expressly provided herein) any part of this Agreement without the prior express written consent of the Company.

20. Headings. The titles and headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.

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21. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument.

22. Further Assurances. Each party hereto shall do and perform (or shall cause to be done and performed) all such further acts and shall execute and deliver all such other agreements, certificates, instruments and documents as either party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this Agreement and the Plan and the consummation of the transactions contemplated thereunder.

23. Severability. The invalidity or unenforceability of any provisions of this Agreement in any jurisdiction shall not affect the validity, legality or enforceability of the remainder of this Agreement in such jurisdiction or the validity, legality or enforceability of any provision of this Agreement in any other jurisdiction, it being intended that all rights and obligations of the parties hereunder shall be enforceable to the fullest extent permitted by law. Upon such determination that any provision hereunder, or the application of any such provision, is invalid, illegal, void or unenforceable, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties hereto as closely as possible to the fullest extent permitted by applicable law in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the greatest extent possible. To the extent that the parties hereto cannot agree on a modification to this Agreement pursuant to the preceding sentence, it is the intention of the parties that the invalid, illegal, void or unenforceable provision of this Agreement may be modified or amended by the court to render it enforceable to the maximum extent permitted under applicable law.

24. Acquired Rights. The Participant acknowledges and agrees that: (a) the Company may terminate or amend the Plan at any time, subject to the provisions of the Plan; (b) the award of the Option made under this Agreement is completely independent of any other award or grant and is made at the sole discretion of the Company; (c) no past grants or awards (including, without limitation, the Option awarded hereunder) give the Participant any right to any grants or awards in the future whatsoever; and (d) any benefits granted under this Agreement are not part of the Participant’s ordinary salary, and shall not be considered as part of such salary in the event of severance, redundancy or resignation.

*        *        *         *        *        *

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

J.A. COSMETICS HOLDINGS, INC.

By:

Name:

Title:

PARTICIPANT

[ ]

Signature Page to Non-Qualified Stock Option Award Agreement

EXHIBIT A

VESTING AND EXERCISE

1. Time Vesting.

(a) General. [                    ] of the Option Shares subject to the Option shall vest and become exercisable as follows, provided that the Participant has not incurred a Termination prior to the applicable “Vesting Date” as defined below (the “Time-Vesting Tranche”):

Vesting Date[1]	Vested Percentage of Time-Vesting Tranche
[ ], 2016	20%
[ ], 2017	40%
[ ], 2018	60%
[ ], 2019	80%
[ ], 2020	100%

There shall be no proportionate or partial vesting in the periods prior to each vesting date set forth above (each, a “Vesting Date”) and all vesting shall occur only on the appropriate Vesting Date, subject to the Participant’s continued service with the Company or any of its Subsidiaries or Affiliates on each applicable Vesting Date, subject to Section 1(b) of this Exhibit A. Upon expiration of the Option, the Time-Vesting Tranche of the Option shall be cancelled and no longer exercisable.

(b) Accelerated Vesting. The unvested portion of the Time-Vesting Tranche of the Option shall become fully and immediately vested and exercisable upon a Sale of the Company (as such term is defined in the Stockholders Agreement), so long as the Participant has not incurred a Termination prior thereto. If Participant’s employment is terminated due to Participant’s death or Disability, then the portion of the Time-Vesting Tranche which would have vested within twelve (12) months following the Termination date but for such Termination shall become fully and immediately vested and exercisable.

2. Performance Vesting.

(a) [                    ] of the Option Shares subject to the Option shall vest and become exercisable subject to meeting performance thresholds as follows; provided that the Participant has not incurred a Termination prior to meeting the applicable “Performance Threshold” as defined below (the “Performance-Vesting Tranche”):

Return Multiple (defined below)	1.0x	3.0x	4.3x
Aggregate Vested Portion of Performance-Vesting Tranche	0	[ ] Option Shares	[ ] Option Shares

[1]	Subsequent anniversaries of the Measurement Date.

A-1

There shall be no proportionate or partial vesting prior to meeting any Performance Threshold set forth above, and all vesting shall occur only upon meeting the appropriate Performance Threshold, subject to the Participant’s continued service with the Company or any of its Subsidiaries or Affiliates upon meeting each applicable Performance Threshold, subject to Section 2(c) of this Exhibit A. Upon expiration of the Option, the Performance-Vesting Tranche of the Option shall be cancelled and no longer exercisable.

(b) Sale of the Company. The unvested portion of the Performance-Vesting Tranche of the Option shall be cancelled automatically, with no further action required by any Person and no consideration paid therefor, upon the occurrence of a Sale of the Company.

(c) Continued Vesting. In the event of a Termination of the Participant due to the Participant’s death or Disability, the Participant shall remain eligible to vest in the Performance-Vesting Tranche which would have vested within six (6) months following the date of Termination but for such Termination.

3. Miscellaneous Provisions Applicable to Vesting.

(a) Escrow Holdbacks following a Sale of the Company. In connection with a Sale of the Company, if any portion of the transaction consideration to be received by equityholders of the Company is subject to any transaction escrow arrangement or indemnity holdback, a pro rata portion of the proceeds to be received by the Participant in respect of the Option or the shares of Common Stock to be issued upon exercise of the Option may be made subject to such transaction escrow arrangement or indemnity holdback on the same basis as the transaction consideration to be received by such equityholders is made subject to such transaction escrow arrangement or indemnity holdback (taking into account any applicable requirements under Section 409A of the Code).

(b) Termination of Unvested Option. Any portion of the Option that does not become vested and exercisable in accordance with the provisions of this Exhibit A shall be automatically forfeited and cancelled for no value without any consideration being paid therefor and otherwise without any further action of the Company whatsoever.

(c) Committee Authority. The Committee shall in good faith make all determinations necessary or appropriate to determine whether the Performance-Vesting Tranche of the Option has become vested. All computations shall be made on a pro forma basis taking into account the vesting and payment of any entitlements under outstanding incentive equity awards of the Company, such that, if the applicable performance goals are achieved, but, after the vesting and payment of any entitlements under outstanding incentive equity awards of the Company resulting from such achievement, such performance goals would no longer be achieved, then such vesting shall not take effect. The Committee’s determinations shall be final, binding and conclusive upon all parties, absent bad faith or manifest error.

(d) Committee Discretion to Accelerate Vesting. Notwithstanding the foregoing, the Committee may, in its sole discretion, provide for accelerated vesting of any portion of the Option at any time and for any reason.

A-2

(e) Definitions.

(i) “Measurement Date” means [                    ].2

(ii) “Original Equityholders” shall mean the holders of equity interests of the Company as of January 31, 2014, together with their Permitted Transferees (as defined in the Stockholders Agreement).

(iii) “Performance Threshold” means the receipt by the Original Equityholders of a Return Multiple equal to 3.0 or 4.3, as the case may be, at any time following the Measurement Date; it being understood and agreed that if a particular Performance Threshold is met at any time and the Return Multiple subsequently decreases, there shall be no additional vesting in respect of the Performance-Vesting Tranche as a result of such Performance Threshold subsequently being met again.

(iv) “Return Multiple” shall mean, as of the date of measurement, the quotient obtained by dividing (x) the aggregate amount of distributions, dividends and sale proceeds received, following the Measurement Date, by the Original Equityholders in respect of the equity securities of the Company held by them (whether in connection with a Sale of the Company or otherwise, and whether in cash or in publicly traded securities issued as consideration in a Sale of the Company or otherwise), by (y) the aggregate amount of capital contributions made by the Original Equityholders to the Company (including those capital contributions made on or prior to the Measurement Date). For purposes of calculating the amount described in clause (x) of the preceding sentence, (1) any amounts held in indemnification escrow or holdback arrangements in a Sale of the Company shall be taken into account as if paid at the closing thereof, but not any other contingent amounts that may be payable subsequent to such closing, and (2) commencing on the date that is thirty (30) trading days after a Public Offering, the Original Equityholders shall be deemed to have received the average of the closing prices of a share over any period of ninety (90) consecutive trading days with respect to all of the shares of Common Stock (or any successor Company securities) then held by the Original Equityholders (plus any dividends, distributions and sale proceeds in accordance with the previous sentence). For the avoidance of doubt, (a) the Return Multiple shall be calculated after giving effect to any vesting of stock options or bonuses such that the amount received by the Original Equityholders for the purpose of calculating the Return Multiple is net of the effects of such arrangements, and (b) only cash or marketable securities shall be taken into account in determining the amounts described in clause (x) of the first sentence of this paragraph (iv); provided, however, that if dividends, distributions or sale proceeds are not in the form of cash or marketable securities, the Committee shall take such returns into account when making its determination of whether the Performance-Vesting Tranche of the Option has become vested as it deems appropriate to achieve an equitable result.

[2]	For new hires, this will be the date of employment.

A-3

[Form Used Through December 16, 2015 for Outside Directors]

NON-QUALIFIED STOCK OPTION AWARD AGREEMENT

PURSUANT TO THE

J.A. COSMETICS HOLDINGS, INC. 2014 EQUITY INCENTIVE PLAN

*  *  *  *  *

Participant: [                    ]

Grant Date: [            ], 2014

Per Share Exercise Price: $[        ]

Number of Option Shares: [                ]

*  *  *  *  *

THIS NON-QUALIFIED STOCK OPTION AWARD AGREEMENT (this “Agreement”), dated as of the Grant Date specified above, is entered into by and between J.A. Cosmetics Holdings, Inc., a Delaware corporation (the “Company”), and the Participant specified above, pursuant to the J.A. Cosmetics Holdings, Inc. 2014 Equity Incentive Plan, as in effect and as amended from time to time (the “Plan”), which is administered by the Committee; and

WHEREAS, it has been determined under the Plan that it would be in the best interests of the Company to grant the Stock Option provided for herein to the Participant.

NOW, THEREFORE, in consideration of the mutual covenants and promises hereinafter set forth and for other good and valuable consideration, the parties hereto hereby mutually covenant and agree as follows:

1. Incorporation By Reference; Plan Document Receipt. This Agreement is subject in all respects to the terms and provisions of the Plan (including, without limitation, any amendments thereto adopted at any time and from time to time), all of which terms and provisions are made a part of and incorporated in this Agreement as if they were each expressly set forth herein. Any capitalized term not defined in this Agreement shall have the same meaning as is ascribed thereto in the Plan. The Participant hereby acknowledges receipt of a true copy of the Plan and that the Participant has read the Plan carefully and fully understands its content. In the event of any conflict between the terms of this Agreement and the terms of the Plan, the terms of the Plan shall control. No part of the Stock Option granted hereby is intended to qualify as an “incentive stock option” under Section 422 of the Code.

2. Grant of Option. The Company hereby grants to the Participant, as of the Grant Date specified above, a Stock Option (the “Option”) to acquire from the Company at the Per Share Exercise Price specified above, the aggregate number of shares of Common Stock specified above (the “Option Shares”). Except as otherwise provided by the Plan, the Participant agrees and understands that nothing contained in this Agreement provides, or is intended to provide, the Participant with any protection against potential future dilution of the Participant’s interest in the Company for any reason. The Participant shall have no rights as a stockholder with respect to any shares of Common Stock covered by the Option unless and until the Participant has become the holder of record of such shares, and no adjustments shall be made for dividends in cash or other property, distributions or other rights in respect of any such shares, except as otherwise specifically provided for in the Plan or this Agreement.

3. Vesting and Exercise; Option Term.

(a) Vesting and Exercise. The Option shall become vested and exercisable in accordance with the provisions of Exhibit A hereto.

(b) Expiration. Unless earlier terminated in accordance with the terms and provisions of the Plan and/or this Agreement, all portions of the Option (whether vested or not vested) shall expire and shall no longer be exercisable after the expiration of ten (10) years from the Grant Date.

4. Termination. Subject to the terms of this Agreement, which shall supersede any provisions of the Plan to the contrary, the Option, to the extent vested at the time of the Participant’s Termination, shall remain exercisable as follows:

(a) General. Except as otherwise provided in Sections 4(b) and 4(c) hereof, in the event of the Participant’s Termination for any reason, the vested portion of the Option shall remain exercisable until the earlier of (i) ninety (90) days from the date of such Termination, and (ii) the expiration of the stated term of the Option pursuant to Section 3(b) hereof.

(b) Termination due to Death or Disability. In the event of the Participant’s Termination by reason of death or Disability, the vested portion of the Option shall remain exercisable until the earlier of (i) one (1) year from the date of such Termination, and (ii) the expiration of the stated term of the Option pursuant to Section 3(b) hereof.

(c) Termination for Cause. In the event of the Participant’s Termination for Cause or in the event of the Participant’s voluntary Termination after the occurrence of an event that would be grounds for a Termination for Cause, the Participant’s entire Option (whether or not vested) shall terminate and expire upon such Termination.

(d) Treatment of Unvested Options upon Termination. Any portion of the Option that is not vested as of the date of the Participant’s Termination for any reason shall terminate and expire as of the date of such Termination.

5. Method of Exercise and Payment. Subject to Section 11 hereof, to the extent that the Option has become vested and exercisable with respect to a number of shares of Common Stock as provided herein, the Option may thereafter be exercised by the Participant, in whole or in part, at any time or from time to time prior to the expiration of the Option as provided herein and in accordance with Sections 6.4(c) and 6.4(d) of the Plan, including, without limitation, by the filing of any written form of exercise notice as may be required by the Committee and payment in full of the Per Share Exercise Price specified above multiplied by the number of shares of Common Stock underlying the portion of the Option exercised. If the shares underlying the portion of the Option exercised are not freely tradable by the Participant on a

2

public securities exchange at the time of exercise, the Participant shall be entitled at his election to require the Company to withhold a number of Option Shares (determined based on the Fair Market Value of the Option Shares on the payment date as determined by the Committee) that would otherwise be issued upon exercise to satisfy the aggregate Per Share Exercise Price and applicable withholding taxes in respect of such exercise (based on minimum applicable statutory withholding rates, as determined on the date that the amount of tax to be withheld is determined).

6. Non-Transferability. The Option, and any rights and interests with respect thereto, including this Agreement, issued under this Agreement and the Plan shall not be sold, exchanged, transferred, assigned or otherwise disposed of in any way by the Participant (or any beneficiary of the Participant), other than by testamentary disposition by the Participant or the laws of descent and distribution. Notwithstanding the foregoing, the Committee may, in its sole discretion, permit the Option to be Transferred to a Family Member for no value, provided that such Transfer shall only be valid upon execution of a written instrument in form and substance acceptable to the Committee in its sole discretion evidencing such Transfer and the transferee’s acceptance thereof signed by the Participant and the transferee, and provided, further, that the Option may not be subsequently Transferred other than by will or by the laws of descent and distribution or to another Family Member (as permitted by the Committee in its sole discretion) in accordance with the terms of the Plan and this Agreement, and shall remain subject to the terms of the Plan and this Agreement. Any attempt to sell, exchange, transfer, assign, pledge, encumber or otherwise dispose of or hypothecate in any way the Option, or the levy of any execution, attachment or similar legal process upon the Option, contrary to the terms and provisions of this Agreement and/or the Plan shall be null and void and without legal force or effect.

7. Stockholders Agreement and Other Requirements. As a condition to the issuance of shares of Common Stock upon exercise of the Option, to the extent required by the Committee, the Participant shall execute and deliver a joinder to the Stockholders Agreement (the “Stockholders Agreement”) and the Registration Rights Agreement (the “Registration Rights Agreement”), each entered into among the Company and its stockholders as of January 31, 2014 (in each case with such amendments or modifications approved in accordance with the terms of such agreement), and, to the extent required by the Board or Committee in their sole discretion, any transfer restriction policy applicable to employees of the Company that is adopted in the context of insider trading or similar laws. Such Stockholders Agreement, Registration Rights Agreement and other documentation shall apply to the shares of Common Stock acquired under the Plan and covered by such Stockholders Agreement, Registration Rights Agreement and other documentation. The Company may require, as a condition of exercise, the Participant to become a party to any other existing agreement related to the issuance or holding of shares of Common Stock; provided, however, that unless otherwise required by applicable law, no such agreement shall impair the rights of the Participant without the consent of the Participant.

8. Company Call Rights. Subject to the provisions of any document to which the Participant is required to become a party pursuant to Section 7 hereof, the Option shall be subject to the Company call rights set forth in Article XI of the Plan. To ensure that the Common Stock issuable upon exercise of the Option is not Transferred in contravention of the terms of the Plan and this Agreement, and to ensure compliance with other provisions of the Plan and this Agreement, the Company may deposit the certificates (if any) evidencing the Common Stock to be issued upon the exercise of the Option with an escrow agent designated by the Company.

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9. Securities Representations. Upon the exercise of the Option prior to the registration of the Common Stock to be issued hereunder pursuant to the Securities Act or other applicable securities laws, the Participant shall be deemed to acknowledge and make the following representations and warranties and as otherwise may be requested by the Company for compliance with applicable laws, and any issuances of Common Stock by the Company hereunder shall be made in reliance upon the express representations and warranties of the Participant:

(a) The Participant is acquiring and will hold the Common Stock to be issued hereunder for investment for the Participant’s account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act or other applicable securities laws.

(b) The Participant has been advised that the shares of Common Stock to be issued hereunder have not been registered under the Securities Act or other applicable securities laws, on the ground that no distribution or public offering of such Common Stock is to be effected (it being understood, however, that such Common Stock is being issued and sold in reliance on an exemption from registration under the Securities Act), and that such Common Stock must be held indefinitely, unless it is subsequently registered under the applicable securities laws or the Participant obtains an opinion of counsel (in the form and substance satisfactory to the Company and its counsel) that registration is not required. In connection with the foregoing, the Company is relying in part on the Participant’s representations set forth in this Section 9. The Participant further acknowledges and understands that the Company is under no obligation hereunder to register the Common Stock to be issued hereunder.

(c) The Participant is aware of the adoption of Rule 144 by the United States Securities and Exchange Commission under the Securities Act, which permits limited public resales of securities acquired in a non-public offering, subject to the satisfaction of certain conditions. The Participant acknowledges that the Participant is familiar with the conditions for resale set forth in Rule 144, and acknowledges and understands that the conditions for resale set forth in Rule 144 may not have been satisfied and that the Company has no plans to satisfy these conditions in the foreseeable future.

(d) The Participant will not Transfer the Common Stock deliverable upon exercise of the Option in violation of the Plan, this Agreement, the Securities Act (or the rules and regulations promulgated thereunder) or under any other applicable securities laws. The Participant agrees that the Participant will not dispose of the Common Stock to be issued hereunder unless and until the Participant has complied with all requirements of the Plan and this Agreement applicable to the disposition of such Common Stock.

(e) The Participant has been furnished with, and has had access to, such information as the Participant considers necessary or appropriate for deciding whether to invest in the Common Stock to be issued hereunder, and the Participant has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the issuance of such Common Stock.

(f) The Participant is aware that an investment in the Company is a speculative investment that has limited liquidity and is subject to the risk of complete loss. The Participant is able, without impairing the Participant’s financial condition, to hold the Common Stock to be issued hereunder for an indefinite period and to suffer a complete loss of the Participant’s investment in such Common Stock.

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10. Governing Law. All questions concerning the construction, validity and interpretation of this Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to the choice of law principles thereof.

11. Withholding of Tax. The Company shall have the power and the right to deduct or withhold, or require the Participant to remit to the Company, an amount sufficient to satisfy any federal, state, local and foreign taxes of any kind (including, but not limited to, the Participant’s FICA and SDI obligations) which the Company, in its sole discretion, deems necessary to be withheld or remitted to comply with the Code and/or any other applicable law, rule or regulation with respect to the Option and, if the Participant fails to do so, the Company may otherwise refuse to issue or transfer any Common Stock otherwise required to be issued pursuant to this Agreement. Any statutorily required minimum withholding obligation with regard to the Participant may be satisfied by reducing the amount of cash or Common Stock otherwise deliverable upon exercise of the Option.

12. Entire Agreement; Amendment. This Agreement, together with the Plan, the Stockholders Agreement and the Registration Rights Agreement, contain the entire agreement between the parties hereto with respect to the subject matter contained herein, and supersedes all prior agreements or prior understandings, whether written or oral, between the parties relating to such subject matter. The Committee shall have the right, in its sole discretion, to modify or amend this Agreement from time to time in accordance with and as provided in the Plan; provided, however, that, unless otherwise required by law, no amendment or modification shall impair the rights of the Participant without the consent of the Participant. This Agreement may also be modified or amended by a writing signed by both the Company and the Participant. The Company shall give written notice to the Participant of any such modification or amendment of this Agreement as soon as practicable after the adoption thereof.

13. Notices. Any notice provided for in this Agreement shall be in writing and shall be either personally delivered, or received by certified mail, return receipt requested, or sent by reputable overnight courier service (charges prepaid) to the Company at the address set forth below to the Participant at such address as indicated by the Company’s records or at such address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party. Notices will be deemed to have been given hereunder (i) when delivered personally to the recipient, (ii) one (1) business day after being sent to the recipient by reputable overnight courier service (charges prepaid), (iii) upon machine-generated acknowledgment of receipt after transmittal by facsimile if so acknowledged to have been received before 5:00 p.m. on a business day at the location of receipt and otherwise on the next following business day, provided that such notice, demand or other communication is also deposited within 24 hours thereafter with a reputable

5

overnight courier service (charges prepaid) for delivery to the same Person, (iv) upon transmittal by e-mail if transmitted before 5:00 p.m. (on a business day) in the time zone of the address (which address is determined in the preceding sentence) of the recipient and otherwise on the next following business day, or (iv) five (5) days after being mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. The Company’s address is:

J.A. Cosmetics Holdings, Inc.

10 West 33rd Street, Suite 802

New York, New York 10001

Attention: General Counsel

Fax:

Email: ###

with copies (which shall not constitute notice) to:

Kirkland & Ellis LLP

333 South Hope Street, 29th Floor

Los Angeles, California 90071

Attention:        ###

                         ###

Facsimile:       ###

Email:             ###

                         ###

14. No Right to Employment or Service. Any questions as to whether and when there has been Termination shall be determined in the sole discretion of the Committee. Nothing in this Agreement shall interfere with or limit in any way the right of the Company, its Subsidiaries or its Affiliates to terminate the Participant’s employment or service at any time, for any reason and with or without Cause.

15. Transfer of Personal Data. The Participant authorizes, agrees and unambiguously consents to the transmission by the Company (or any Subsidiary) of any personal data information related to the Option awarded under this Agreement solely for legitimate business purposes (including, without limitation, the administration of the Plan). This authorization and consent is freely given by the Participant. The Company shall take all reasonable steps necessary or appropriate to protect the confidentiality of such personal data information and comply with all laws applicable thereto.

16. Compliance with Laws. The issuance of the Option (and the Option Shares upon exercise of the Option) pursuant to this Agreement shall be subject to, and shall comply with, any applicable requirements of any foreign and U.S. federal and state securities laws, rules and regulations and any other law or regulation applicable thereto. The Company shall not be obligated to issue the Option or any of the Option Shares pursuant to this Agreement if any such issuance would violate any such requirements. As a condition to the issuance of the Option Shares upon exercise of the Option, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate to evidence compliance with any applicable law or regulation.

6

17. Section 409A. Notwithstanding anything herein or in the Plan to the contrary, the Option is intended to be exempt from the applicable requirements of Section 409A of the Code and shall be limited, construed and interpreted in accordance with such intent.

18. Binding Agreement; Assignment. This Agreement, including as provided in Section 6 hereof, shall inure to the benefit of, be binding upon, and be enforceable by the Company and its successors and assigns. The Participant shall not assign (except as otherwise expressly provided herein) any part of this Agreement without the prior express written consent of the Company.

19. Headings. The titles and headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.

20. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument.

21. Further Assurances. Each party hereto shall do and perform (or shall cause to be done and performed) all such further acts and shall execute and deliver all such other agreements, certificates, instruments and documents as either party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this Agreement and the Plan and the consummation of the transactions contemplated thereunder.

22. Severability. The invalidity or unenforceability of any provisions of this Agreement in any jurisdiction shall not affect the validity, legality or enforceability of the remainder of this Agreement in such jurisdiction or the validity, legality or enforceability of any provision of this Agreement in any other jurisdiction, it being intended that all rights and obligations of the parties hereunder shall be enforceable to the fullest extent permitted by law. Upon such determination that any provision hereunder, or the application of any such provision, is invalid, illegal, void or unenforceable, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties hereto as closely as possible to the fullest extent permitted by applicable law in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the greatest extent possible. To the extent that the parties hereto cannot agree on a modification to this Agreement pursuant to the preceding sentence, it is the intention of the parties that the invalid, illegal, void or unenforceable provision of this Agreement may be modified or amended by the court to render it enforceable to the maximum extent permitted under applicable law.

23. Acquired Rights. The Participant acknowledges and agrees that: (a) the Company may terminate or amend the Plan at any time, subject to the provisions of the Plan; (b) the award of the Option made under this Agreement is completely independent of any other award or grant and is made at the sole discretion of the Company; (c) no past grants or awards (including, without limitation, the Option awarded hereunder) give the Participant any right to any grants or awards in the future whatsoever; and (d) any benefits granted under this Agreement are not part of the Participant’s ordinary salary, and shall not be considered as part of such salary in the event of severance, redundancy or resignation.

7

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

J.A. COSMETICS HOLDINGS, INC.

By:

Name:

Title:

PARTICIPANT

[ ]

Signature Page to Non-Qualified Stock Option Award Agreement

EXHIBIT A

VESTING AND EXERCISE

1. General.

(a) All of the Option Shares subject to the Option shall vest and become exercisable as follows, provided that the Participant has not incurred a Termination prior to the applicable “Vesting Date” as defined below:

Vesting Date	Vested Percentage of Option Shares
[ ], 2015	20%
[ ], 2016	40%
[ ], 2017	60%
[ ], 2018	80%
[ ], 2019	100%

There shall be no proportionate or partial vesting in the periods prior to each vesting date set forth above (each, a “Vesting Date”) and all vesting shall occur only on the appropriate Vesting Date, subject to the Participant’s continued service with the Company or any of its Subsidiaries on each applicable Vesting Date, subject to Section 1(b) of this Exhibit A. Upon expiration of the Option, the Option shall be cancelled and no longer exercisable.

(b) Accelerated Vesting. The unvested portion of the Option shall become fully and immediately vested and exercisable upon the first to occur of a Sale of the Company or a Public Offering (as each such term is defined in the Stockholders Agreement), so long as the Participant has not incurred a Termination prior thereto. If Participant’s directorship is terminated due to Participant’s death or Disability, then the portion of the Option which would have vested within twelve (12) months following the Termination date but for such Termination shall become fully and immediately vested and exercisable.

2. Miscellaneous Provisions Applicable to Vesting.

(a) Escrow Holdbacks following a Sale of the Company. In connection with a Sale of the Company, if any portion of the transaction consideration to be received by equityholders of the Company is subject to any transaction escrow arrangement or indemnity holdback, a pro rata portion of the proceeds to be received by the Participant in respect of the Option or the shares of Common Stock to be issued upon exercise of the Option may be made subject to such transaction escrow arrangement or indemnity holdback on the same basis as the transaction consideration to be received by such equityholders is made subject to such transaction escrow arrangement or indemnity holdback (taking into account any applicable requirements under Section 409A of the Code).

(b) Termination of Unvested Option. Any portion of the Option that does not become vested and exercisable in accordance with the provisions of this Exhibit A shall be automatically forfeited and cancelled for no value without any consideration being paid therefor and otherwise without any further action of the Company whatsoever.

(c) Committee Discretion to Accelerate Vesting. Notwithstanding the foregoing, the Committee may, in its sole discretion, provide for accelerated vesting of any portion of the Option at any time and for any reason.

A-1

[Form Used Through December 16, 2015 for Senior Executives]

NON-QUALIFIED STOCK OPTION AWARD AGREEMENT

PURSUANT TO THE

J.A. COSMETICS HOLDINGS, INC. 2014 EQUITY INCENTIVE PLAN

*  *  *  *  *

Participant: [                    ]

Grant Date: [            ], 2014

Per Share Exercise Price: $[        ]

Number of Option Shares: [                ] (including the amount vesting solely upon an Early Liquidity Event)

*  *  *  *  *

THIS NON-QUALIFIED STOCK OPTION AWARD AGREEMENT (this “Agreement”), dated as of the Grant Date specified above, is entered into by and between J.A. Cosmetics Holdings, Inc., a Delaware corporation (the “Company”), and the Participant specified above, pursuant to the J.A. Cosmetics Holdings, Inc. 2014 Equity Incentive Plan, as in effect and as amended from time to time (the “Plan”), which is administered by the Committee; and

WHEREAS, it has been determined under the Plan that it would be in the best interests of the Company to grant the Stock Option provided for herein to the Participant.

NOW, THEREFORE, in consideration of the mutual covenants and promises hereinafter set forth and for other good and valuable consideration, the parties hereto hereby mutually covenant and agree as follows:

1. Incorporation By Reference; Plan Document Receipt. This Agreement is subject in all respects to the terms and provisions of the Plan (including, without limitation, any amendments thereto adopted at any time and from time to time), all of which terms and provisions are made a part of and incorporated in this Agreement as if they were each expressly set forth herein. Any capitalized term not defined in this Agreement shall have the same meaning as is ascribed thereto in the Plan. The Participant hereby acknowledges receipt of a true copy of the Plan and that the Participant has read the Plan carefully and fully understands its content. In the event of any conflict between the terms of this Agreement and the terms of the Plan, the terms of the Plan shall control. No part of the Stock Option granted hereby is intended to qualify as an “incentive stock option” under Section 422 of the Code.

2. Grant of Option. The Company hereby grants to the Participant, as of the Grant Date specified above, a Stock Option (the “Option”) to acquire from the Company at the Per Share Exercise Price specified above, the aggregate number of shares of Common Stock specified above (the “Option Shares”). Except as otherwise provided by the Plan, the Participant agrees and understands that nothing contained in this Agreement provides, or is intended to provide, the Participant with any protection against potential future dilution of the Participant’s interest in the Company for any reason. The Participant shall have no rights as a stockholder with respect to any shares of Common Stock covered by the Option unless and until the Participant has become the holder of record of such shares, and no adjustments shall be made for dividends in cash or other property, distributions or other rights in respect of any such shares, except as otherwise specifically provided for in the Plan or this Agreement.

3. Vesting and Exercise; Option Term.

(a) Vesting and Exercise. The Option shall become vested and exercisable in accordance with the provisions of Exhibit A hereto.

(b) Expiration. Unless earlier terminated in accordance with the terms and provisions of the Plan and/or this Agreement, all portions of the Option (whether vested or not vested) shall expire and shall no longer be exercisable after the expiration of ten (10) years from the Grant Date.

4. Termination. Subject to the terms of this Agreement, which shall supersede any provisions of the Plan to the contrary, the Option, to the extent vested at the time of the Participant’s Termination, shall remain exercisable as follows:

(a) General. Except as otherwise provided in Sections 4(b) and 4(c) hereof, in the event of the Participant’s Termination for any reason, the vested portion of the Option shall remain exercisable until the earlier of (i) ninety (90) days from the date of such Termination, and (ii) the expiration of the stated term of the Option pursuant to Section 3(b) hereof.

(b) Termination due to Death or Disability or by the Company without Cause or by the Participant with Good Reason. In the event of the Participant’s Termination by reason of death or Disability, by the Company without Cause or by the Participant with Good Reason (as such terms are defined in the Employment Agreement among the Participant, the Company and J.A. Cosmetics US, Inc., (the “Employment Agreement”)), the vested portion of the Option shall remain exercisable until the earlier of (i) one (1) year from the date of such Termination, and (ii) the expiration of the stated term of the Option pursuant to Section 3(b) hereof.

(c) Termination for Cause. In the event of the Participant’s Termination for Cause or in the event of the Participant’s voluntary Termination after the occurrence of an event that would be grounds for a Termination for Cause, the Participant’s entire Option (whether or not vested) shall terminate and expire upon such Termination.

(d) Treatment of Unvested Options upon Termination. Subject to Section 2(c) of Exhibit A, any portion of the Option that is not vested as of the date of the Participant’s Termination for any reason shall terminate and expire as of the date of such Termination.

5. Method of Exercise and Payment. Subject to Section 12 hereof, to the extent that the Option has become vested and exercisable with respect to a number of shares of Common Stock as provided herein, the Option may thereafter be exercised by the Participant, in

2

whole or in part, at any time or from time to time prior to the expiration of the Option as provided herein and in accordance with Sections 6.4(c) and 6.4(d) of the Plan, including, without limitation, by the filing of any written form of exercise notice as may be required by the Committee and payment in full of the Per Share Exercise Price specified above multiplied by the number of shares of Common Stock underlying the portion of the Option exercised. If the shares underlying the portion of the Option exercised are not freely tradable by the Participant on a public securities exchange at the time of exercise, the Participant shall be entitled at his election to require the Company to withhold a number of Option Shares (determined based on the Fair Market Value of the Option Shares on the payment date as determined by the Committee) that would otherwise be issued upon exercise to satisfy the aggregate Per Share Exercise Price and applicable withholding taxes in respect of such exercise (based on minimum applicable statutory withholding rates, as determined on the date that the amount of tax to be withheld is determined).

6. Non-Transferability. The Option, and any rights and interests with respect thereto, including this Agreement, issued under this Agreement and the Plan shall not be sold, exchanged, transferred, assigned or otherwise disposed of in any way by the Participant (or any beneficiary of the Participant), other than by testamentary disposition by the Participant or the laws of descent and distribution. Notwithstanding the foregoing, the Committee may, in its sole discretion, permit the Option to be Transferred to a Family Member for no value, provided that such Transfer shall only be valid upon execution of a written instrument in form and substance acceptable to the Committee in its sole discretion evidencing such Transfer and the transferee’s acceptance thereof signed by the Participant and the transferee, and provided, further, that the Option may not be subsequently Transferred other than by will or by the laws of descent and distribution or to another Family Member (as permitted by the Committee in its sole discretion) in accordance with the terms of the Plan and this Agreement, and shall remain subject to the terms of the Plan and this Agreement. Any attempt to sell, exchange, transfer, assign, pledge, encumber or otherwise dispose of or hypothecate in any way the Option, or the levy of any execution, attachment or similar legal process upon the Option, contrary to the terms and provisions of this Agreement and/or the Plan shall be null and void and without legal force or effect.

7. Stockholders Agreement and Other Requirements. As a condition to the issuance of shares of Common Stock upon exercise of the Option, to the extent required by the Committee, the Participant shall execute and deliver a joinder to the Stockholders Agreement (the “Stockholders Agreement”) and the Registration Rights Agreement (the “Registration Rights Agreement”), each entered into among the Company and its stockholders as of January 31, 2014 (in each case with such amendments or modifications approved in accordance with the terms of such agreement), and, to the extent required by the Board or Committee in their sole discretion, any transfer restriction policy applicable to employees of the Company that is adopted in the context of insider trading or similar laws. Such Stockholders Agreement, Registration Rights Agreement and other documentation shall apply to the shares of Common Stock acquired under the Plan and covered by such Stockholders Agreement, Registration Rights Agreement and other documentation. The Company may require, as a condition of exercise, the Participant to become a party to any other existing agreement related to the issuance or holding of shares of Common Stock; provided, however, that unless otherwise required by applicable law, no such agreement shall impair the rights of the Participant without the consent of the Participant.

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8. Company Call Rights. Subject to the provisions of any document to which the Participant is required to become a party pursuant to Section 7 hereof, the Option shall be subject to the Company call rights set forth in Article XI of the Plan. To ensure that the Common Stock issuable upon exercise of the Option is not Transferred in contravention of the terms of the Plan and this Agreement, and to ensure compliance with other provisions of the Plan and this Agreement, the Company may deposit the certificates (if any) evidencing the Common Stock to be issued upon the exercise of the Option with an escrow agent designated by the Company.

9. Restrictive Covenants.

(a) Non-Compete. The Participant agrees that during the Participant’s employment with the Company and its Subsidiaries and for one (1) year following the Termination thereof (the “Restricted Period”), the Participant shall not, anywhere in the areas where the Company or any of its Subsidiaries conducts business during such employment (the “Restricted Territory”), directly or indirectly, own, manage, operate, join, control or participate in the ownership, management, operation or control of, or be an officer or an employee of any business or organization that, directly or indirectly, develops, processes, packages, markets, promotes or sells color cosmetics or related services in the Restricted Territories (each, a “Restricted Business”). The foregoing shall not restrict the Participant from (a) owning up to 5% of any class of securities of any person engaged in a Restricted Business if such securities are listed on any national or regional securities exchange or have been registered under Section 12(g) of the Exchange Act, as long as such securities are held solely as a passive investment and not with a view to influencing, controlling or directing the affairs of such person), or (b) following the Participant’s termination of employment, being an officer, director, employee, shareholder, consultant, contractor, partner, joint venturer, agent, equity owner or acting in another capacity of or for (i) a business that principally sells retail goods (such as Wal Mart) for which sales of products manufactured by a Restricted Business generate less than 10 percent of its revenue or (ii) a business entity that has multiple lines of business, some of which are not a Restricted Business, so long as the Participant’s services for such entity are restricted so that he will provide no services or other assistance in support of, and will not otherwise be involved with, any Restricted Business conducted by such entity (except that the Participant shall be permitted to serve in a management capacity with responsibility for multiple product lines so long as such responsibility does not cover product lines for which more than 10 percent of the collective revenues are generated by a Restricted Business).

(b) Non-Solicitation. The Participant agrees that during the Restricted Period, the Participant will not, directly or indirectly, for himself or on behalf of or in conjunction with any other person, (i) hire or attempt to hire any person that is an employee of the Company or any of its Subsidiaries within six (6) months prior to the date of Termination; provided, however, this Section 9(b) (including clause (ii) below) shall not be breached by a solicitation to the general public or through general advertising, and the Participant may solicit for employment any person who at the date of Termination had not been an employee of the Company or its Subsidiaries at any time within six (6) months preceding such date or whose employment with the Company or its Subsidiaries had terminated more than six (6) months prior to the Participant’s solicitation of such person or (ii) solicit, advise or encourage any person, firm, government agency or corporation to withdraw, curtail or cancel its business with the Company or its Subsidiaries.

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(c) Non-Disparagement. During the Participant’s employment with the Company and its Subsidiaries and thereafter, the Participant agrees that he will not, at any time, make, directly or indirectly, any oral or written statements that are disparaging of the Company or its Subsidiaries, any of their products or services, or any of their present or former officers, directors, stockholders or employees (or any of their respective Affiliates), and the Company shall instruct the Board and its executives not to disparage the Participant orally or in writing at any time; provided that either party may confer in confidence with its legal representatives and make truthful statements as required by law.

(d) Confidential Information. The Participant acknowledges and agrees that the customers, business connections, customer lists, procedures, operations, techniques and other aspects of and information about the business of the Company and its Subsidiaries (the “Confidential Information”) are established at great expense and protected as confidential information and provide the Company and its Subsidiaries with a substantial competitive advantage in conducting its business. The Participant further acknowledges and agrees that by virtue of his employment with the Company and its Subsidiaries, he has had access to and will have access to, and has been entrusted with and will be entrusted with Confidential Information, and that the Company and its Subsidiaries would suffer great loss and injury if the Participant would disclose this information or use it in a manner not specifically authorized by the Company. Therefore, the Participant agrees that during his employment with the Company and its Subsidiaries and at all times thereafter, he will not, directly or indirectly, either individually or as an employee, agent, partner, shareholder, owner trustee, beneficiary, co-venturer distributor, consultant or in any other capacity, use or disclose or cause to be used or disclosed any Confidential Information, unless and to the extent (i) that any such information becomes generally known to and available for use by the public other than as a result of the Participant’s acts or omissions, (ii) authorized in writing by the Board or compelled by legal process (provided that the Participant provides the Company with advance notice adequate to afford the Company reasonable opportunity to limit or prevent such disclosure), or (iii) use or disclosure is to an employee of the Company or a person to whom disclosure is reasonably necessary or appropriate in connection with the performance by the Participant of his duties as an employee or director of the Company and its Subsidiaries. The Participant shall deliver to the Company upon any Termination, or at any other time the Company may request, all memoranda, notes, plans, records, reports, computer tapes, printouts and software and other documents and data (and copies thereof) relating to the Confidential Information or Work Product (as defined below) which he may then possess or have under his control, provided that the Participant shall be entitled to retain his telephone, address and other contact directories subject to compliance with Sections 9(a) through 9(c). The Participant acknowledges and agrees that all inventions, innovations, improvements, developments, methods, designs, analyses, drawings, reports and all similar or related information (whether or not patentable) that relate to the actual or anticipated business of the Company and its Subsidiaries and that are conceived, developed or made by the Participant while employed by the Company and its Subsidiaries and during work hours or by the use of the facilities or Confidential Information of the Company and its Subsidiaries (“Work Product”) belong to the Company and its Subsidiaries.

(e) Reasonableness of Covenants. In signing this Agreement, the Participant agrees and acknowledges that the potential harm to the Company and its Subsidiaries of the non-enforcement of this Section 9 outweighs any harm to the Participant of its enforcement by

5

injunction or otherwise. The Participant hereby acknowledges that he or she has carefully read this Agreement with its legal counsel and has given careful consideration to the restraints imposed upon the Participant, and understands and acknowledges the significance and consequences of this Agreement and is in full accord as to their necessity for the reasonable and proper protection of the Confidential Information. The Participant expressly acknowledges and agrees that each and every restriction imposed by this Agreement is reasonable with respect to subject matter, time period, geographical area and scope and such restrictions are necessary to protect the Company’s, its Subsidiaries’ and its Affiliates’ interest in, and value of, the Company, its Subsidiaries and its Affiliates (including, without limitation, the goodwill inherent therein). The Participant hereby represents and warrants to the Company that upon the execution and delivery of this Agreement by the Company, this Agreement shall be the valid and binding obligation of the Participant, enforceable in accordance with its terms. The Participant understands and agrees that the restrictions and covenants contained in this Section 9 are in addition to, and not in lieu of, any non-competition, non-solicitation or other similar obligations contained in any other agreements between the Participant and the Company, its Subsidiaries or its Affiliates.

(f) Reformation. If it is determined by a court of competent jurisdiction in any state that any restriction in this Section 9 is excessive in duration or scope or is unreasonable or unenforceable under applicable law, it is the intention of the parties that such restriction may be modified or amended by the court to render it enforceable to the maximum extent permitted by the laws of that state.

(g) Tolling. In the event of any violation of the provisions of this Section 9, the Participant acknowledges and agrees that the post-termination restrictions contained in this Section 9 shall be extended by a period of time equal to the period of such violation, it being the intention of the parties hereto that the running of the applicable post-termination restriction period shall be tolled during any period of such violation.

(h) Survival. The obligations contained in this Section 9 hereof shall survive the termination of the Participant’s employment or other service with the Company and its Subsidiaries and the date on which the Participant no longer holds, directly or indirectly, any equity securities in the Company, and shall be fully enforceable thereafter in accordance with the terms hereof.

(i) Remedies. The Participant acknowledges and agrees that the Company’s remedies at law for a breach or threatened breach of any of the provisions of this Section 9 would be inadequate and, in recognition of this fact, the Participant agrees that, in the event of such a breach or threatened breach, in addition to any remedies at law, the Company, without posting any bond or other security, shall be entitled to obtain equitable relief in the form of specific performance, a temporary restraining order, a temporary or permanent injunction or any other equitable remedy which may then be available, without the necessity of showing actual monetary damages.

10. Securities Representations. Upon the exercise of the Option prior to the registration of the Common Stock to be issued hereunder pursuant to the Securities Act or other applicable securities laws, the Participant shall be deemed to acknowledge and make the

6

following representations and warranties and as otherwise may be requested by the Company for compliance with applicable laws, and any issuances of Common Stock by the Company hereunder shall be made in reliance upon the express representations and warranties of the Participant:

(a) The Participant is acquiring and will hold the Common Stock to be issued hereunder for investment for the Participant’s account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act or other applicable securities laws.

(b) The Participant has been advised that the shares of Common Stock to be issued hereunder have not been registered under the Securities Act or other applicable securities laws, on the ground that no distribution or public offering of such Common Stock is to be effected (it being understood, however, that such Common Stock is being issued and sold in reliance on an exemption from registration under the Securities Act), and that such Common Stock must be held indefinitely, unless it is subsequently registered under the applicable securities laws or the Participant obtains an opinion of counsel (in the form and substance satisfactory to the Company and its counsel) that registration is not required. In connection with the foregoing, the Company is relying in part on the Participant’s representations set forth in this Section 9. The Participant further acknowledges and understands that the Company is under no obligation hereunder to register the Common Stock to be issued hereunder.

(c) The Participant is aware of the adoption of Rule 144 by the United States Securities and Exchange Commission under the Securities Act, which permits limited public resales of securities acquired in a non-public offering, subject to the satisfaction of certain conditions. The Participant acknowledges that the Participant is familiar with the conditions for resale set forth in Rule 144, and acknowledges and understands that the conditions for resale set forth in Rule 144 may not have been satisfied and that the Company has no plans to satisfy these conditions in the foreseeable future.

(d) The Participant will not Transfer the Common Stock deliverable upon exercise of the Option in violation of the Plan, this Agreement, the Securities Act (or the rules and regulations promulgated thereunder) or under any other applicable securities laws. The Participant agrees that the Participant will not dispose of the Common Stock to be issued hereunder unless and until the Participant has complied with all requirements of the Plan and this Agreement applicable to the disposition of such Common Stock.

(e) The Participant has been furnished with, and has had access to, such information as the Participant considers necessary or appropriate for deciding whether to invest in the Common Stock to be issued hereunder, and the Participant has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the issuance of such Common Stock.

(f) The Participant is aware that an investment in the Company is a speculative investment that has limited liquidity and is subject to the risk of complete loss. The Participant is able, without impairing the Participant’s financial condition, to hold the Common Stock to be issued hereunder for an indefinite period and to suffer a complete loss of the Participant’s investment in such Common Stock.

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11. Governing Law. All questions concerning the construction, validity and interpretation of this Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to the choice of law principles thereof.

12. Withholding of Tax. The Company shall have the power and the right to deduct or withhold, or require the Participant to remit to the Company, an amount sufficient to satisfy any federal, state, local and foreign taxes of any kind (including, but not limited to, the Participant’s FICA and SDI obligations) which the Company, in its sole discretion, deems necessary to be withheld or remitted to comply with the Code and/or any other applicable law, rule or regulation with respect to the Option and, if the Participant fails to do so, the Company may otherwise refuse to issue or transfer any Common Stock otherwise required to be issued pursuant to this Agreement. Any statutorily required minimum withholding obligation with regard to the Participant may be satisfied by reducing the amount of cash or Common Stock otherwise deliverable upon exercise of the Option.

13. Entire Agreement; Amendment. This Agreement, together with the Employment Agreement, the Plan, the Stockholders Agreement and the Registration Rights Agreement, contain the entire agreement between the parties hereto with respect to the subject matter contained herein, and supersedes all prior agreements or prior understandings, whether written or oral, between the parties relating to such subject matter. The Committee shall have the right, in its sole discretion, to modify or amend this Agreement from time to time in accordance with and as provided in the Plan; provided, however, that, unless otherwise required by law, no amendment or modification shall impair the rights of the Participant without the consent of the Participant. This Agreement may also be modified or amended by a writing signed by both the Company and the Participant. The Company shall give written notice to the Participant of any such modification or amendment of this Agreement as soon as practicable after the adoption thereof.

14. Notices. Any notice provided for in this Agreement shall be in writing and shall be either personally delivered, or received by certified mail, return receipt requested, or sent by reputable overnight courier service (charges prepaid) to the Company at the address set forth below to the Participant at such address as indicated by the Company’s records or at such address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party. Notices will be deemed to have been given hereunder (i) when delivered personally to the recipient, (ii) one (1) business day after being sent to the recipient by reputable overnight courier service (charges prepaid), (iii) upon machine-generated acknowledgment of receipt after transmittal by facsimile if so acknowledged to have been received before 5:00 p.m. on a business day at the location of receipt and otherwise on the next following business day, provided that such notice, demand or other communication is also deposited within 24 hours thereafter with a reputable overnight courier service (charges prepaid) for delivery to the same Person, (iv) upon transmittal by e-mail if transmitted before 5:00 p.m. (on a business day) in the time zone of the address (which address is determined in the preceding sentence) of the recipient and otherwise on the next following business day, or (iv) five (5) days after being mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. The Company’s address is:

J.A. Cosmetics Holdings, Inc.

10 West 33rd Street, Suite 802

New York, New York 10001

Attention: General Counsel

Fax:

Email: ###

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with copies (which shall not constitute notice) to:

Kirkland & Ellis LLP

333 South Hope Street, 29th Floor

Los Angeles, California 90071

Attention:        ###

                         ###

Facsimile:       ###

Email:             ###

                         ###

15. No Right to Employment or Service. Any questions as to whether and when there has been Termination shall be determined in the sole discretion of the Committee. Nothing in this Agreement shall interfere with or limit in any way the right of the Company, its Subsidiaries or its Affiliates to terminate the Participant’s employment or service at any time, for any reason and with or without Cause.

16. Transfer of Personal Data. The Participant authorizes, agrees and unambiguously consents to the transmission by the Company (or any Subsidiary) of any personal data information related to the Option awarded under this Agreement solely for legitimate business purposes (including, without limitation, the administration of the Plan). This authorization and consent is freely given by the Participant. The Company shall take all reasonable steps necessary or appropriate to protect the confidentiality of such personal data information and comply with all laws applicable thereto.

17. Compliance with Laws. The issuance of the Option (and the Option Shares upon exercise of the Option) pursuant to this Agreement shall be subject to, and shall comply with, any applicable requirements of any foreign and U.S. federal and state securities laws, rules and regulations and any other law or regulation applicable thereto. The Company shall not be obligated to issue the Option or any of the Option Shares pursuant to this Agreement if any such issuance would violate any such requirements. As a condition to the issuance of the Option Shares upon exercise of the Option, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate to evidence compliance with any applicable law or regulation.

18. Section 409A. Notwithstanding anything herein or in the Plan to the contrary, the Option is intended to be exempt from the applicable requirements of Section 409A of the Code and shall be limited, construed and interpreted in accordance with such intent.

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19. Binding Agreement; Assignment. This Agreement, including as provided in Section 6 hereof, shall inure to the benefit of, be binding upon, and be enforceable by the Company and its successors and assigns. The Participant shall not assign (except as otherwise expressly provided herein) any part of this Agreement without the prior express written consent of the Company.

20. Headings. The titles and headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.

21. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument.

22. Further Assurances. Each party hereto shall do and perform (or shall cause to be done and performed) all such further acts and shall execute and deliver all such other agreements, certificates, instruments and documents as either party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this Agreement and the Plan and the consummation of the transactions contemplated thereunder.

23. Severability. The invalidity or unenforceability of any provisions of this Agreement in any jurisdiction shall not affect the validity, legality or enforceability of the remainder of this Agreement in such jurisdiction or the validity, legality or enforceability of any provision of this Agreement in any other jurisdiction, it being intended that all rights and obligations of the parties hereunder shall be enforceable to the fullest extent permitted by law. Upon such determination that any provision hereunder, or the application of any such provision, is invalid, illegal, void or unenforceable, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties hereto as closely as possible to the fullest extent permitted by applicable law in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the greatest extent possible. To the extent that the parties hereto cannot agree on a modification to this Agreement pursuant to the preceding sentence, it is the intention of the parties that the invalid, illegal, void or unenforceable provision of this Agreement may be modified or amended by the court to render it enforceable to the maximum extent permitted under applicable law.

24. Acquired Rights. The Participant acknowledges and agrees that: (a) the Company may terminate or amend the Plan at any time, subject to the provisions of the Plan; (b) the award of the Option made under this Agreement is completely independent of any other award or grant and is made at the sole discretion of the Company; (c) no past grants or awards (including, without limitation, the Option awarded hereunder) give the Participant any right to any grants or awards in the future whatsoever; and (d) any benefits granted under this Agreement are not part of the Participant’s ordinary salary, and shall not be considered as part of such salary in the event of severance, redundancy or resignation.

*        *        *         *        *        *

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

J.A. COSMETICS HOLDINGS, INC.

By:

Name:

Title:

PARTICIPANT

[ ]

Signature Page to Non-Qualified Stock Option Award Agreement

EXHIBIT A

VESTING AND EXERCISE

1. Time Vesting.

(a) General. [                    ] of the Option Shares subject to the Option shall vest and become exercisable as follows, provided that the Participant has not incurred a Termination prior to the applicable “Vesting Date” as defined below (the “Time-Vesting Tranche”):

Vesting Date[1]	Vested Percentage of Time-Vesting Tranche
[ ], 2015	20%
[ ], 2016	40%
[ ], 2017	60%
[ ], 2018	80%
[ ], 2019	100%

There shall be no proportionate or partial vesting in the periods prior to each vesting date set forth above (each, a “Vesting Date”) and all vesting shall occur only on the appropriate Vesting Date, subject to the Participant’s continued service with the Company or any of its Subsidiaries or Affiliates on each applicable Vesting Date, subject to Section 1(b) of this Exhibit A. Upon expiration of the Option, the Time-Vesting Tranche of the Option shall be cancelled and no longer exercisable.

(b) Accelerated Vesting. The unvested portion of the Time-Vesting Tranche of the Option shall become fully and immediately vested and exercisable upon the first to occur of a Sale of the Company or a Public Offering (as such terms are defined in the Stockholders Agreement), so long as the Participant has not incurred a Termination prior thereto. If Participant’s employment is terminated due to Participant’s death or Disability, by the Company without Cause or by the Participant for Good Reason, then the portion of the Time-Vesting Tranche which would have vested within twelve (12) months following the Termination date but for such Termination shall become fully and immediately vested and exercisable; provided, however, that if the Participant’s employment is terminated by the Company without Cause or by the Participant for Good Reason within the first twelve (12) months following the Measurement Date, then the portion of the Time-Vesting Tranche which would have vested within twenty-four (24) months following the Termination date but for such Termination shall become fully and immediately vested and exercisable.

[1]	Subsequent anniversaries of the Measurement Date.

A-1

2. Performance Vesting.

(a) [                    ] of the Option Shares subject to the Option (including the amount vesting solely upon an Early Liquidity Event) shall vest and become exercisable subject to meeting performance thresholds as follows; provided that the Participant has not incurred a Termination prior to meeting the applicable “Performance Threshold” as defined below (the “Performance-Vesting Tranche”):

Return Multiple (defined below)	1.0x	3.0x	4.3x
Aggregate Vested Portion of Performance-Vesting Tranche (without an Early Liquidity Event, as defined below)	0	[ ] Option Shares	[ ] Option Shares
Aggregate Vested Portion of Performance-Vesting Tranche (with an Early Liquidity Event, as defined below)	0	[ ] Option Shares	[ ] Option Shares

There shall be no proportionate or partial vesting prior to meeting any Performance Threshold set forth above, and all vesting shall occur only upon meeting the appropriate Performance Threshold, subject to the Participant’s continued service with the Company or any of its Subsidiaries or Affiliates upon meeting each applicable Performance Threshold, subject to Section 2(c) of this Exhibit A. Upon expiration of the Option, the Performance-Vesting Tranche of the Option shall be cancelled and no longer exercisable.

(b) Sale of the Company. The unvested portion of the Performance-Vesting Tranche of the Option shall be cancelled automatically, with no further action required by any Person and no consideration paid therefor, upon the occurrence of a Sale of the Company.

(c) Continued Vesting. In the event of a Termination of the Participant (i) due to the Participant’s death or Disability, (ii) by the Company without Cause or (iii) by the Participant for Good Reason, the Participant shall remain eligible to vest in the Performance-Vesting Tranche which would have vested within six (6) months following the date of Termination but for such Termination.

3. Miscellaneous Provisions Applicable to Vesting.

(a) Escrow Holdbacks following a Sale of the Company. In connection with a Sale of the Company, if any portion of the transaction consideration to be received by equityholders of the Company is subject to any transaction escrow arrangement or indemnity holdback, a pro rata portion of the proceeds to be received by the Participant in respect of the Option or the shares of Common Stock to be issued upon exercise of the Option may be made subject to such transaction escrow arrangement or indemnity holdback on the same basis as the transaction consideration to be received by such equityholders is made subject to such transaction escrow arrangement or indemnity holdback (taking into account any applicable requirements under Section 409A of the Code).

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(b) Termination of Unvested Option. Any portion of the Option that does not become vested and exercisable in accordance with the provisions of this Exhibit A shall be automatically forfeited and cancelled for no value without any consideration being paid therefor and otherwise without any further action of the Company whatsoever.

(c) Committee Authority. The Committee shall in good faith make all determinations necessary or appropriate to determine whether the Performance-Vesting Tranche of the Option has become vested. All computations shall be made on a pro forma basis taking into account the vesting and payment of any entitlements under outstanding incentive equity awards of the Company, such that, if the applicable performance goals are achieved, but, after the vesting and payment of any entitlements under outstanding incentive equity awards of the Company resulting from such achievement, such performance goals would no longer be achieved, then such vesting shall not take effect. The Committee’s determinations shall be final, binding and conclusive upon all parties, absent bad faith or manifest error.

(d) Committee Discretion to Accelerate Vesting. Notwithstanding the foregoing, the Committee may, in its sole discretion, provide for accelerated vesting of any portion of the Option at any time and for any reason.

(e) Definitions.

(i) “Early Liquidity Event” shall mean the achievement of a Return Multiple of 3.0 or greater as a result of a Sale of the Company that is consummated on or before January 31, 2016.

(ii) “Measurement Date” means [                    ].2

(iii) “Original Equityholders” shall mean the holders of equity interests of the Company as of January 31, 2014, together with their Permitted Transferees (as defined in the Stockholders Agreement).

(iv) “Performance Threshold” means the receipt by the Original Equityholders of a Return Multiple equal to 3.0 or 4.3, as the case may be, at any time following the Measurement Date; it being understood and agreed that if a particular Performance Threshold is met at any time and the Return Multiple subsequently decreases, there shall be no additional vesting in respect of the Performance-Vesting Tranche as a result of such Performance Threshold subsequently being met again.

(v) “Return Multiple” shall mean, as of the date of measurement, the quotient obtained by dividing (x) the aggregate amount of distributions, dividends and sale proceeds received, following the Measurement Date, by the Original Equityholders in respect of the equity securities of the Company held by them (whether in connection with a Sale of the Company or otherwise, and whether in cash or in publicly traded securities issued as consideration in a Sale of the Company or otherwise), by (y) the aggregate amount of capital contributions made by the Original Equityholders to the Company (including those capital

[2]	For new hires, this will be the date of employment, and for existing employees, this will be the date of grant or January 31, 2014 (as determined by the Board or Compensation Committee).

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contributions made on or prior to the Measurement Date). For purposes of calculating the amount described in clause (x) of the preceding sentence, (1) any amounts held in indemnification escrow or holdback arrangements in a Sale of the Company shall be taken into account as if paid at the closing thereof, but not any other contingent amounts that may be payable subsequent to such closing, and (2) commencing on the date that is thirty (30) trading days after a Public Offering, the Original Equityholders shall be deemed to have received the average of the closing prices of a share over any period of ninety (90) consecutive trading days with respect to all of the shares of Common Stock (or any successor Company securities) then held by the Original Equityholders (plus any dividends, distributions and sale proceeds in accordance with the previous sentence). For the avoidance of doubt, (a) the Return Multiple shall be calculated after giving effect to any vesting of stock options or bonuses such that the amount received by the Original Equityholders for the purpose of calculating the Return Multiple is net of the effects of such arrangements, and (b) only cash or marketable securities shall be taken into account in determining the amounts described in clause (x) of the first sentence of this paragraph (iv); provided, however, that if dividends, distributions or sale proceeds are not in the form of cash or marketable securities, the Committee shall take such returns into account when making its determination of whether the Performance-Vesting Tranche of the Option has become vested as it deems appropriate to achieve an equitable result.

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[Form Used Through December 16, 2015 for Other Employees]

NON-QUALIFIED STOCK OPTION AWARD AGREEMENT

PURSUANT TO THE

J.A. COSMETICS HOLDINGS, INC. 2014 EQUITY INCENTIVE PLAN

*  *  *  *  *

Participant: [                    ]

Grant Date: [            ], 2014

Per Share Exercise Price: $[        ]

Number of Option Shares: [                ] (including the amount vesting solely upon an Early Liquidity Event)

*  *  *  *  *

THIS NON-QUALIFIED STOCK OPTION AWARD AGREEMENT (this “Agreement”), dated as of the Grant Date specified above, is entered into by and between J.A. Cosmetics Holdings, Inc., a Delaware corporation (the “Company”), and the Participant specified above, pursuant to the J.A. Cosmetics Holdings, Inc. 2014 Equity Incentive Plan, as in effect and as amended from time to time (the “Plan”), which is administered by the Committee; and

WHEREAS, it has been determined under the Plan that it would be in the best interests of the Company to grant the Stock Option provided for herein to the Participant.

NOW, THEREFORE, in consideration of the mutual covenants and promises hereinafter set forth and for other good and valuable consideration, the parties hereto hereby mutually covenant and agree as follows:

1. Incorporation By Reference; Plan Document Receipt. This Agreement is subject in all respects to the terms and provisions of the Plan (including, without limitation, any amendments thereto adopted at any time and from time to time), all of which terms and provisions are made a part of and incorporated in this Agreement as if they were each expressly set forth herein. Any capitalized term not defined in this Agreement shall have the same meaning as is ascribed thereto in the Plan. The Participant hereby acknowledges receipt of a true copy of the Plan and that the Participant has read the Plan carefully and fully understands its content. In the event of any conflict between the terms of this Agreement and the terms of the Plan, the terms of the Plan shall control. No part of the Stock Option granted hereby is intended to qualify as an “incentive stock option” under Section 422 of the Code.

2. Grant of Option. The Company hereby grants to the Participant, as of the Grant Date specified above, a Stock Option (the “Option”) to acquire from the Company at the Per Share Exercise Price specified above, the aggregate number of shares of Common Stock specified above (the “Option Shares”). Except as otherwise provided by the Plan, the Participant agrees and understands that nothing contained in this Agreement provides, or is intended to provide, the Participant with any protection against potential future dilution of the Participant’s interest in the Company for any reason. The Participant shall have no rights as a stockholder with respect to any shares of Common Stock covered by the Option unless and until the Participant has become the holder of record of such shares, and no adjustments shall be made for dividends in cash or other property, distributions or other rights in respect of any such shares, except as otherwise specifically provided for in the Plan or this Agreement.

3. Vesting and Exercise; Option Term.

(a) Vesting and Exercise. The Option shall become vested and exercisable in accordance with the provisions of Exhibit A hereto.

(b) Expiration. Unless earlier terminated in accordance with the terms and provisions of the Plan and/or this Agreement, all portions of the Option (whether vested or not vested) shall expire and shall no longer be exercisable after the expiration of ten (10) years from the Grant Date.

4. Termination. Subject to the terms of this Agreement, which shall supersede any provisions of the Plan to the contrary, the Option, to the extent vested at the time of the Participant’s Termination, shall remain exercisable as follows:

(a) General. Except as otherwise provided in Sections 4(b) and 4(c) hereof, in the event of the Participant’s Termination for any reason, the vested portion of the Option shall remain exercisable until the earlier of (i) ninety (90) days from the date of such Termination, and (ii) the expiration of the stated term of the Option pursuant to Section 3(b) hereof.

(b) Termination due to Death or Disability. In the event of the Participant’s Termination by reason of death or Disability, the vested portion of the Option shall remain exercisable until the earlier of (i) one (1) year from the date of such Termination, and (ii) the expiration of the stated term of the Option pursuant to Section 3(b) hereof.

(c) Termination for Cause. In the event of the Participant’s Termination for Cause or in the event of the Participant’s voluntary Termination after the occurrence of an event that would be grounds for a Termination for Cause, the Participant’s entire Option (whether or not vested) shall terminate and expire upon such Termination.

(d) Treatment of Unvested Options upon Termination. Subject to Section 2(c) of Exhibit A, any portion of the Option that is not vested as of the date of the Participant’s Termination for any reason shall terminate and expire as of the date of such Termination.

5. Method of Exercise and Payment. Subject to Section 12 hereof, to the extent that the Option has become vested and exercisable with respect to a number of shares of Common Stock as provided herein, the Option may thereafter be exercised by the Participant, in whole or in part, at any time or from time to time prior to the expiration of the Option as provided herein and in accordance with Sections 6.4(c) and 6.4(d) of the Plan, including, without limitation, by the filing of any written form of exercise notice as may be required by the Committee and payment in full of the Per Share Exercise Price specified above multiplied by the

2

number of shares of Common Stock underlying the portion of the Option exercised. If the shares underlying the portion of the Option exercised are not freely tradable by the Participant on a public securities exchange at the time of exercise, the Participant shall be entitled at his election to require the Company to withhold a number of Option Shares (determined based on the Fair Market Value of the Option Shares on the payment date as determined by the Committee) that would otherwise be issued upon exercise to satisfy the aggregate Per Share Exercise Price and applicable withholding taxes in respect of such exercise (based on minimum applicable statutory withholding rates, as determined on the date that the amount of tax to be withheld is determined).

6. Non-Transferability. The Option, and any rights and interests with respect thereto, including this Agreement, issued under this Agreement and the Plan shall not be sold, exchanged, transferred, assigned or otherwise disposed of in any way by the Participant (or any beneficiary of the Participant), other than by testamentary disposition by the Participant or the laws of descent and distribution. Notwithstanding the foregoing, the Committee may, in its sole discretion, permit the Option to be Transferred to a Family Member for no value, provided that such Transfer shall only be valid upon execution of a written instrument in form and substance acceptable to the Committee in its sole discretion evidencing such Transfer and the transferee’s acceptance thereof signed by the Participant and the transferee, and provided, further, that the Option may not be subsequently Transferred other than by will or by the laws of descent and distribution or to another Family Member (as permitted by the Committee in its sole discretion) in accordance with the terms of the Plan and this Agreement, and shall remain subject to the terms of the Plan and this Agreement. Any attempt to sell, exchange, transfer, assign, pledge, encumber or otherwise dispose of or hypothecate in any way the Option, or the levy of any execution, attachment or similar legal process upon the Option, contrary to the terms and provisions of this Agreement and/or the Plan shall be null and void and without legal force or effect.

7. Stockholders Agreement and Other Requirements. As a condition to the issuance of shares of Common Stock upon exercise of the Option, to the extent required by the Committee, the Participant shall execute and deliver a joinder to the Stockholders Agreement (the “Stockholders Agreement”) and the Registration Rights Agreement (the “Registration Rights Agreement”), each entered into among the Company and its stockholders as of January 31, 2014 (in each case with such amendments or modifications approved in accordance with the terms of such agreement), and, to the extent required by the Board or Committee in their sole discretion, any transfer restriction policy applicable to employees of the Company that is adopted in the context of insider trading or similar laws. Such Stockholders Agreement, Registration Rights Agreement and other documentation shall apply to the shares of Common Stock acquired under the Plan and covered by such Stockholders Agreement, Registration Rights Agreement and other documentation. The Company may require, as a condition of exercise, the Participant to become a party to any other existing agreement related to the issuance or holding of shares of Common Stock; provided, however, that unless otherwise required by applicable law, no such agreement shall impair the rights of the Participant without the consent of the Participant.

8. Company Call Rights. Subject to the provisions of any document to which the Participant is required to become a party pursuant to Section 7 hereof, the Option shall be subject to the Company call rights set forth in Article XI of the Plan. To ensure that the Common Stock issuable upon exercise of the Option is not Transferred in contravention of the terms of the Plan

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and this Agreement, and to ensure compliance with other provisions of the Plan and this Agreement, the Company may deposit the certificates (if any) evidencing the Common Stock to be issued upon the exercise of the Option with an escrow agent designated by the Company.

9. Restrictive Covenants.

(a) Non-Compete. The Participant agrees that during the Participant’s employment with the Company and its Subsidiaries and for one (1) year following the Termination thereof (the “Restricted Period”), the Participant shall not, anywhere in the areas where the Company or any of its Subsidiaries conducts business during such employment (the “Restricted Territory”), directly or indirectly, own, manage, operate, join, control or participate in the ownership, management, operation or control of, or be an officer or an employee of any business or organization that, directly or indirectly, develops, processes, packages, markets, promotes or sells color cosmetics or related services in the Restricted Territories (each, a “Restricted Business”). The foregoing shall not restrict the Participant from (a) owning up to 5% of any class of securities of any person engaged in a Restricted Business if such securities are listed on any national or regional securities exchange or have been registered under Section 12(g) of the Exchange Act, as long as such securities are held solely as a passive investment and not with a view to influencing, controlling or directing the affairs of such person), or (b) following the Participant’s termination of employment, being an officer, director, employee, shareholder, consultant, contractor, partner, joint venturer, agent, equity owner or acting in another capacity of or for (i) a business that principally sells retail goods (such as Wal Mart) for which sales of products manufactured by a Restricted Business generate less than 10 percent of its revenue or (ii) a business entity that has multiple lines of business, some of which are not a Restricted Business, so long as the Participant’s services for such entity are restricted so that he will provide no services or other assistance in support of, and will not otherwise be involved with, any Restricted Business conducted by such entity (except that the Participant shall be permitted to serve in a management capacity with responsibility for multiple product lines so long as such responsibility does not cover product lines for which more than 10 percent of the collective revenues are generated by a Restricted Business).

(b) Non-Solicitation. The Participant agrees that during the Restricted Period, the Participant will not, directly or indirectly, for himself or on behalf of or in conjunction with any other person, (i) hire or attempt to hire any person that is an employee of the Company or any of its Subsidiaries within six (6) months prior to the date of Termination; provided, however, this Section 9(b) (including clause (ii) below) shall not be breached by a solicitation to the general public or through general advertising, and the Participant may solicit for employment any person who at the date of Termination had not been an employee of the Company or its Subsidiaries at any time within six (6) months preceding such date or whose employment with the Company or its Subsidiaries had terminated more than six (6) months prior to the Participant’s solicitation of such person or (ii) solicit, advise or encourage any person, firm, government agency or corporation to withdraw, curtail or cancel its business with the Company or its Subsidiaries.

(c) Non-Disparagement. During the Participant’s employment with the Company and its Subsidiaries and thereafter, the Participant agrees that he will not, at any time, make, directly or indirectly, any oral or written statements that are disparaging of the Company

4

or its Subsidiaries, any of their products or services, or any of their present or former officers, directors, stockholders or employees (or any of their respective Affiliates), and the Company shall instruct the Board and its executives not to disparage the Participant orally or in writing at any time; provided that either party may confer in confidence with its legal representatives and make truthful statements as required by law.

(d) Confidential Information. The Participant acknowledges and agrees that the customers, business connections, customer lists, procedures, operations, techniques and other aspects of and information about the business of the Company and its Subsidiaries (the “Confidential Information”) are established at great expense and protected as confidential information and provide the Company and its Subsidiaries with a substantial competitive advantage in conducting its business. The Participant further acknowledges and agrees that by virtue of his employment with the Company and its Subsidiaries, he has had access to and will have access to, and has been entrusted with and will be entrusted with Confidential Information, and that the Company and its Subsidiaries would suffer great loss and injury if the Participant would disclose this information or use it in a manner not specifically authorized by the Company. Therefore, the Participant agrees that during his employment with the Company and its Subsidiaries and at all times thereafter, he will not, directly or indirectly, either individually or as an employee, agent, partner, shareholder, owner trustee, beneficiary, co-venturer distributor, consultant or in any other capacity, use or disclose or cause to be used or disclosed any Confidential Information, unless and to the extent (i) that any such information becomes generally known to and available for use by the public other than as a result of the Participant’s acts or omissions, (ii) authorized in writing by the Board or compelled by legal process (provided that the Participant provides the Company with advance notice adequate to afford the Company reasonable opportunity to limit or prevent such disclosure), or (iii) use or disclosure is to an employee of the Company or a person to whom disclosure is reasonably necessary or appropriate in connection with the performance by the Participant of his duties as an employee or director of the Company and its Subsidiaries. The Participant shall deliver to the Company upon any Termination, or at any other time the Company may request, all memoranda, notes, plans, records, reports, computer tapes, printouts and software and other documents and data (and copies thereof) relating to the Confidential Information or Work Product (as defined below) which he may then possess or have under his control, provided that the Participant shall be entitled to retain his telephone, address and other contact directories subject to compliance with Sections 9(a) through 9(c). The Participant acknowledges and agrees that all inventions, innovations, improvements, developments, methods, designs, analyses, drawings, reports and all similar or related information (whether or not patentable) that relate to the actual or anticipated business of the Company and its Subsidiaries and that are conceived, developed or made by the Participant while employed by the Company and its Subsidiaries and during work hours or by the use of the facilities or Confidential Information of the Company and its Subsidiaries (“Work Product”) belong to the Company and its Subsidiaries.

(e) Reasonableness of Covenants. In signing this Agreement, the Participant agrees and acknowledges that the potential harm to the Company and its Subsidiaries of the non-enforcement of this Section 9 outweighs any harm to the Participant of its enforcement by injunction or otherwise. The Participant hereby acknowledges that he or she has carefully read this Agreement with its legal counsel and has given careful consideration to the restraints imposed upon the Participant, and understands and acknowledges the significance and

5

consequences of this Agreement and is in full accord as to their necessity for the reasonable and proper protection of the Confidential Information. The Participant expressly acknowledges and agrees that each and every restriction imposed by this Agreement is reasonable with respect to subject matter, time period, geographical area and scope and such restrictions are necessary to protect the Company’s, its Subsidiaries’ and its Affiliates’ interest in, and value of, the Company, its Subsidiaries and its Affiliates (including, without limitation, the goodwill inherent therein). The Participant hereby represents and warrants to the Company that upon the execution and delivery of this Agreement by the Company, this Agreement shall be the valid and binding obligation of the Participant, enforceable in accordance with its terms. The Participant understands and agrees that the restrictions and covenants contained in this Section 9 are in addition to, and not in lieu of, any non-competition, non-solicitation or other similar obligations contained in any other agreements between the Participant and the Company, its Subsidiaries or its Affiliates.

(f) Reformation. If it is determined by a court of competent jurisdiction in any state that any restriction in this Section 9 is excessive in duration or scope or is unreasonable or unenforceable under applicable law, it is the intention of the parties that such restriction may be modified or amended by the court to render it enforceable to the maximum extent permitted by the laws of that state.

(g) Tolling. In the event of any violation of the provisions of this Section 9, the Participant acknowledges and agrees that the post-termination restrictions contained in this Section 9 shall be extended by a period of time equal to the period of such violation, it being the intention of the parties hereto that the running of the applicable post-termination restriction period shall be tolled during any period of such violation.

(h) Survival. The obligations contained in this Section 9 hereof shall survive the termination of the Participant’s employment or other service with the Company and its Subsidiaries and the date on which the Participant no longer holds, directly or indirectly, any equity securities in the Company, and shall be fully enforceable thereafter in accordance with the terms hereof.

(i) Remedies. The Participant acknowledges and agrees that the Company’s remedies at law for a breach or threatened breach of any of the provisions of this Section 9 would be inadequate and, in recognition of this fact, the Participant agrees that, in the event of such a breach or threatened breach, in addition to any remedies at law, the Company, without posting any bond or other security, shall be entitled to obtain equitable relief in the form of specific performance, a temporary restraining order, a temporary or permanent injunction or any other equitable remedy which may then be available, without the necessity of showing actual monetary damages.

10. Securities Representations. Upon the exercise of the Option prior to the registration of the Common Stock to be issued hereunder pursuant to the Securities Act or other applicable securities laws, the Participant shall be deemed to acknowledge and make the following representations and warranties and as otherwise may be requested by the Company for compliance with applicable laws, and any issuances of Common Stock by the Company hereunder shall be made in reliance upon the express representations and warranties of the Participant:

(a) The Participant is acquiring and will hold the Common Stock to be issued hereunder for investment for the Participant’s account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act or other applicable securities laws.

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(b) The Participant has been advised that the shares of Common Stock to be issued hereunder have not been registered under the Securities Act or other applicable securities laws, on the ground that no distribution or public offering of such Common Stock is to be effected (it being understood, however, that such Common Stock is being issued and sold in reliance on an exemption from registration under the Securities Act), and that such Common Stock must be held indefinitely, unless it is subsequently registered under the applicable securities laws or the Participant obtains an opinion of counsel (in the form and substance satisfactory to the Company and its counsel) that registration is not required. In connection with the foregoing, the Company is relying in part on the Participant’s representations set forth in this Section 9. The Participant further acknowledges and understands that the Company is under no obligation hereunder to register the Common Stock to be issued hereunder.

(c) The Participant is aware of the adoption of Rule 144 by the United States Securities and Exchange Commission under the Securities Act, which permits limited public resales of securities acquired in a non-public offering, subject to the satisfaction of certain conditions. The Participant acknowledges that the Participant is familiar with the conditions for resale set forth in Rule 144, and acknowledges and understands that the conditions for resale set forth in Rule 144 may not have been satisfied and that the Company has no plans to satisfy these conditions in the foreseeable future.

(d) The Participant will not Transfer the Common Stock deliverable upon exercise of the Option in violation of the Plan, this Agreement, the Securities Act (or the rules and regulations promulgated thereunder) or under any other applicable securities laws. The Participant agrees that the Participant will not dispose of the Common Stock to be issued hereunder unless and until the Participant has complied with all requirements of the Plan and this Agreement applicable to the disposition of such Common Stock.

(e) The Participant has been furnished with, and has had access to, such information as the Participant considers necessary or appropriate for deciding whether to invest in the Common Stock to be issued hereunder, and the Participant has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the issuance of such Common Stock.

(f) The Participant is aware that an investment in the Company is a speculative investment that has limited liquidity and is subject to the risk of complete loss. The Participant is able, without impairing the Participant’s financial condition, to hold the Common Stock to be issued hereunder for an indefinite period and to suffer a complete loss of the Participant’s investment in such Common Stock.

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11. Governing Law. All questions concerning the construction, validity and interpretation of this Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to the choice of law principles thereof.

12. Withholding of Tax. The Company shall have the power and the right to deduct or withhold, or require the Participant to remit to the Company, an amount sufficient to satisfy any federal, state, local and foreign taxes of any kind (including, but not limited to, the Participant’s FICA and SDI obligations) which the Company, in its sole discretion, deems necessary to be withheld or remitted to comply with the Code and/or any other applicable law, rule or regulation with respect to the Option and, if the Participant fails to do so, the Company may otherwise refuse to issue or transfer any Common Stock otherwise required to be issued pursuant to this Agreement. Any statutorily required minimum withholding obligation with regard to the Participant may be satisfied by reducing the amount of cash or Common Stock otherwise deliverable upon exercise of the Option.

13. Entire Agreement; Amendment. This Agreement, together with the Plan, the Stockholders Agreement and the Registration Rights Agreement, contain the entire agreement between the parties hereto with respect to the subject matter contained herein, and supersedes all prior agreements or prior understandings, whether written or oral, between the parties relating to such subject matter. The Committee shall have the right, in its sole discretion, to modify or amend this Agreement from time to time in accordance with and as provided in the Plan; provided, however, that, unless otherwise required by law, no amendment or modification shall impair the rights of the Participant without the consent of the Participant. This Agreement may also be modified or amended by a writing signed by both the Company and the Participant. The Company shall give written notice to the Participant of any such modification or amendment of this Agreement as soon as practicable after the adoption thereof.

14. Notices. Any notice provided for in this Agreement shall be in writing and shall be either personally delivered, or received by certified mail, return receipt requested, or sent by reputable overnight courier service (charges prepaid) to the Company at the address set forth below to the Participant at such address as indicated by the Company’s records or at such address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party. Notices will be deemed to have been given hereunder (i) when delivered personally to the recipient, (ii) one (1) business day after being sent to the recipient by reputable overnight courier service (charges prepaid), (iii) upon machine-generated acknowledgment of receipt after transmittal by facsimile if so acknowledged to have been received before 5:00 p.m. on a business day at the location of receipt and otherwise on the next following business day, provided that such notice, demand or other communication is also deposited within 24 hours thereafter with a reputable overnight courier service (charges prepaid) for delivery to the same Person, (iv) upon transmittal by e-mail if transmitted before 5:00 p.m. (on a business day) in the time zone of the address (which address is determined in the preceding sentence) of the recipient and otherwise on the next following business day, or (iv) five (5) days after being mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. The Company’s address is:

J.A. Cosmetics Holdings, Inc.

10 West 33rd Street, Suite 802

New York, New York 10001

Attention: General Counsel

Fax:

Email: ###

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with copies (which shall not constitute notice) to:

Kirkland & Ellis LLP

333 South Hope Street, 29th Floor

Los Angeles, California 90071

Attention:        ###

                         ###

Facsimile:       ###

Email:             ###

                         ###

15. No Right to Employment or Service. Any questions as to whether and when there has been Termination shall be determined in the sole discretion of the Committee. Nothing in this Agreement shall interfere with or limit in any way the right of the Company, its Subsidiaries or its Affiliates to terminate the Participant’s employment or service at any time, for any reason and with or without Cause.

16. Transfer of Personal Data. The Participant authorizes, agrees and unambiguously consents to the transmission by the Company (or any Subsidiary) of any personal data information related to the Option awarded under this Agreement solely for legitimate business purposes (including, without limitation, the administration of the Plan). This authorization and consent is freely given by the Participant. The Company shall take all reasonable steps necessary or appropriate to protect the confidentiality of such personal data information and comply with all laws applicable thereto.

17. Compliance with Laws. The issuance of the Option (and the Option Shares upon exercise of the Option) pursuant to this Agreement shall be subject to, and shall comply with, any applicable requirements of any foreign and U.S. federal and state securities laws, rules and regulations and any other law or regulation applicable thereto. The Company shall not be obligated to issue the Option or any of the Option Shares pursuant to this Agreement if any such issuance would violate any such requirements. As a condition to the issuance of the Option Shares upon exercise of the Option, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate to evidence compliance with any applicable law or regulation.

18. Section 409A. Notwithstanding anything herein or in the Plan to the contrary, the Option is intended to be exempt from the applicable requirements of Section 409A of the Code and shall be limited, construed and interpreted in accordance with such intent.

19. Binding Agreement; Assignment. This Agreement, including as provided in Section 6 hereof, shall inure to the benefit of, be binding upon, and be enforceable by the Company and its successors and assigns. The Participant shall not assign (except as otherwise expressly provided herein) any part of this Agreement without the prior express written consent of the Company.

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20. Headings. The titles and headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.

21. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument.

22. Further Assurances. Each party hereto shall do and perform (or shall cause to be done and performed) all such further acts and shall execute and deliver all such other agreements, certificates, instruments and documents as either party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this Agreement and the Plan and the consummation of the transactions contemplated thereunder.

23. Severability. The invalidity or unenforceability of any provisions of this Agreement in any jurisdiction shall not affect the validity, legality or enforceability of the remainder of this Agreement in such jurisdiction or the validity, legality or enforceability of any provision of this Agreement in any other jurisdiction, it being intended that all rights and obligations of the parties hereunder shall be enforceable to the fullest extent permitted by law. Upon such determination that any provision hereunder, or the application of any such provision, is invalid, illegal, void or unenforceable, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties hereto as closely as possible to the fullest extent permitted by applicable law in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the greatest extent possible. To the extent that the parties hereto cannot agree on a modification to this Agreement pursuant to the preceding sentence, it is the intention of the parties that the invalid, illegal, void or unenforceable provision of this Agreement may be modified or amended by the court to render it enforceable to the maximum extent permitted under applicable law.

24. Acquired Rights. The Participant acknowledges and agrees that: (a) the Company may terminate or amend the Plan at any time, subject to the provisions of the Plan; (b) the award of the Option made under this Agreement is completely independent of any other award or grant and is made at the sole discretion of the Company; (c) no past grants or awards (including, without limitation, the Option awarded hereunder) give the Participant any right to any grants or awards in the future whatsoever; and (d) any benefits granted under this Agreement are not part of the Participant’s ordinary salary, and shall not be considered as part of such salary in the event of severance, redundancy or resignation.

*        *        *         *        *        *

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

J.A. COSMETICS HOLDINGS, INC.

By:

Name:

Title:

PARTICIPANT

[ ]

Signature Page to Non-Qualified Stock Option Award Agreement

EXHIBIT A

VESTING AND EXERCISE

1. Time Vesting.

(a) General. [                ] of the Option Shares subject to the Option shall vest and become exercisable as follows, provided that the Participant has not incurred a Termination prior to the applicable “Vesting Date” as defined below (the “Time-Vesting Tranche”):

Vesting Date[1]	Vested Percentage of Time-Vesting Tranche
[ ], 2015	20%
[ ], 2016	40%
[ ], 2017	60%
[ ], 2018	80%
[ ], 2019	100%

There shall be no proportionate or partial vesting in the periods prior to each vesting date set forth above (each, a “Vesting Date”) and all vesting shall occur only on the appropriate Vesting Date, subject to the Participant’s continued service with the Company or any of its Subsidiaries or Affiliates on each applicable Vesting Date, subject to Section 1(b) of this Exhibit A. Upon expiration of the Option, the Time-Vesting Tranche of the Option shall be cancelled and no longer exercisable.

(b) Accelerated Vesting. The unvested portion of the Time-Vesting Tranche of the Option shall become fully and immediately vested and exercisable upon the first to occur of a Sale of the Company or a Public Offering (as such terms are defined in the Stockholders Agreement), so long as the Participant has not incurred a Termination prior thereto. If Participant’s employment is terminated due to Participant’s death or Disability, then the portion of the Time-Vesting Tranche which would have vested within twelve (12) months following the Termination date but for such Termination shall become fully and immediately vested and exercisable.

[1]	Subsequent anniversaries of the Measurement Date.

2. Performance Vesting.

(a) [                ] of the Option Shares subject to the Option (including the amount vesting solely upon an Early Liquidity Event) shall vest and become exercisable subject to meeting performance thresholds as follows; provided that the Participant has not incurred a Termination prior to meeting the applicable “Performance Threshold” as defined below (the “Performance-Vesting Tranche”):

Return Multiple (defined below)	1.0x	3.0x	4.3x
Aggregate Vested Portion of Performance-Vesting Tranche (without an Early Liquidity Event, as defined below)	0	[ ] Option Shares	[ ] Option Shares
Aggregate Vested Portion of Performance-Vesting Tranche (with an Early Liquidity Event, as defined below)	0	[ ] Option Shares	[ ] Option Shares

There shall be no proportionate or partial vesting prior to meeting any Performance Threshold set forth above, and all vesting shall occur only upon meeting the appropriate Performance Threshold, subject to the Participant’s continued service with the Company or any of its Subsidiaries or Affiliates upon meeting each applicable Performance Threshold, subject to Section 2(c) of this Exhibit A. Upon expiration of the Option, the Performance-Vesting Tranche of the Option shall be cancelled and no longer exercisable.

(b) Sale of the Company. The unvested portion of the Performance-Vesting Tranche of the Option shall be cancelled automatically, with no further action required by any Person and no consideration paid therefor, upon the occurrence of a Sale of the Company.

(c) Continued Vesting. In the event of a Termination of the Participant due to the Participant’s death or Disability the Participant shall remain eligible to vest in the Performance-Vesting Tranche which would have vested within six (6) months following the date of Termination but for such Termination.

3. Miscellaneous Provisions Applicable to Vesting.

(a) Escrow Holdbacks following a Sale of the Company. In connection with a Sale of the Company, if any portion of the transaction consideration to be received by equityholders of the Company is subject to any transaction escrow arrangement or indemnity holdback, a pro rata portion of the proceeds to be received by the Participant in respect of the Option or the shares of Common Stock to be issued upon exercise of the Option may be made subject to such transaction escrow arrangement or indemnity holdback on the same basis as the transaction consideration to be received by such equityholders is made subject to such transaction escrow arrangement or indemnity holdback (taking into account any applicable requirements under Section 409A of the Code).

(b) Termination of Unvested Option. Any portion of the Option that does not become vested and exercisable in accordance with the provisions of this Exhibit A shall be automatically forfeited and cancelled for no value without any consideration being paid therefor and otherwise without any further action of the Company whatsoever.

(c) Committee Authority. The Committee shall in good faith make all determinations necessary or appropriate to determine whether the Performance-Vesting Tranche of the Option has become vested. All computations shall be made on a pro forma basis taking into account the vesting and payment of any entitlements under outstanding incentive equity awards of the Company, such that, if the applicable performance goals are achieved, but, after the vesting and payment of any entitlements under outstanding incentive equity awards of the Company resulting from such achievement, such performance goals would no longer be achieved, then such vesting shall not take effect. The Committee’s determinations shall be final, binding and conclusive upon all parties, absent bad faith or manifest error.

(d) Committee Discretion to Accelerate Vesting. Notwithstanding the foregoing, the Committee may, in its sole discretion, provide for accelerated vesting of any portion of the Option at any time and for any reason.

(e) Definitions.

(i) “Early Liquidity Event” shall mean the achievement of a Return Multiple of 3.0 or greater as a result of a Sale of the Company that is consummated on or before January 31, 2016.

(ii) “Measurement Date” means [                    ].2

(iii) “Original Equityholders” shall mean the holders of equity interests of the Company as of January 31, 2014, together with their Permitted Transferees (as defined in the Stockholders Agreement).

(iv) “Performance Threshold” means the receipt by the Original Equityholders of a Return Multiple equal to 3.0 or 4.3, as the case may be, at any time following the Measurement Date; it being understood and agreed that if a particular Performance Threshold is met at any time and the Return Multiple subsequently decreases, there shall be no additional vesting in respect of the Performance-Vesting Tranche as a result of such Performance Threshold subsequently being met again.

(v) “Return Multiple” shall mean, as of the date of measurement, the quotient obtained by dividing (x) the aggregate amount of distributions, dividends and sale proceeds received, following the Measurement Date, by the Original Equityholders in respect of the equity securities of the Company held by them (whether in connection with a Sale of the Company or otherwise, and whether in cash or in publicly traded securities issued as consideration in a Sale of the Company or otherwise), by (y) the aggregate amount of capital contributions made by the Original Equityholders to the Company (including those capital contributions made on or prior to the Measurement Date). For purposes of calculating the amount described in clause (x) of the preceding sentence, (1) any amounts held in

[2]	For new hires, this will be the date of employment, and for existing employees, this will be the date of grant or January 31, 2014 (as determined by the Board or Compensation Committee).

indemnification escrow or holdback arrangements in a Sale of the Company shall be taken into account as if paid at the closing thereof, but not any other contingent amounts that may be payable subsequent to such closing, and (2) commencing on the date that is thirty (30) trading days after a Public Offering, the Original Equityholders shall be deemed to have received the average of the closing prices of a share over any period of ninety (90) consecutive trading days with respect to all of the shares of Common Stock (or any successor Company securities) then held by the Original Equityholders (plus any dividends, distributions and sale proceeds in accordance with the previous sentence). For the avoidance of doubt, (a) the Return Multiple shall be calculated after giving effect to any vesting of stock options or bonuses such that the amount received by the Original Equityholders for the purpose of calculating the Return Multiple is net of the effects of such arrangements, and (b) only cash or marketable securities shall be taken into account in determining the amounts described in clause (x) of the first sentence of this paragraph (iv); provided, however, that if dividends, distributions or sale proceeds are not in the form of cash or marketable securities, the Committee shall take such returns into account when making its determination of whether the Performance-Vesting Tranche of the Option has become vested as it deems appropriate to achieve an equitable result.